126965.00088.126059897.11 INDUSTRIAL BUILDING LEASE between CHEYENNE CLAYTON DRI, LLC as Landlord and PRIORITY FULFILLMENT SERVICES, INC. as Tenant __________________, 20__ 21December 13

126965.00088.126059897.11 INDUSTRIAL BUILDING LEASE THIS LEASE (the "Lease"), dated the _______ day of ____________, 20__ ("Date of Lease") is entered into by and between PRIORITY FULFILLMENT SERVICES, INC., a Delaware corporation ("Tenant"), and CHEYENNE CLAYTON DRI, LLC, a Delaware limited liability company ("Landlord"). I. BASIC LEASE PROVISIONS 1.1 Premises. Approximately 170,314 Rentable Square Feet of space to be known as Building 2 at SunPoint West, as outlined on Exhibit A attached hereto and made a part hereof and located at the Building, including exclusive use of the parking area attributable to the Building (containing approximately 114 spaces in locations depicted on Exhibit A), which shall be reserved for Tenant’s use. 1.2 Building. The building, currently identified as Building 2, located at 2255 West Cheyenne Avenue, North Las Vegas, Nevada 89032. 1.3 Land. The parcel of land upon which the Buildings are located and all rights, easements and appurtenances thereunto belonging or pertaining. 1.4 Project. The development known as SunPoint West, consisting of the Land, the Building and five (5) adjacent buildings (the "Buildings") and all other improvements built on the Land, containing an aggregate total of approximately 730,771 Rentable Square Feet within the Buildings. 1.5 Rentable Square Feet (Foot) or Rentable Area. The rentable area within the Premises and/or the Project are deemed to be the amounts set forth in this Article I. The measurement of the Rentable Square Feet has been calculated by an architect engaged by Landlord using accepted BOMA Standards based upon "drip line" methodology. The Rentable Square Feet in the Building and in the other Buildings allocates the Common Area in each building to all tenant space therein on a prorata basis. Tenant agrees that the rentable area of the Premises and Basic Rent may be recalculated by Landlord using the standard set forth above in the event that Landlord elects, in its sole discretion, to re-measure the Premises within the first six (6) months following the Commencement Date, and it is determined that the total number of Rentable Square Feet of the Premises differs from that set forth herein. In the event Landlord elects to so re-measure the Premises, Landlord shall deliver to Tenant a certification from Landlord's architect engaged for such purpose describing the method used to measure the Premises and its calculations of such re-measurement. If the re-measured Rentable Area of the Premises is more or less than the area set forth in this Lease, the annual Basic Rent shall be recalculated by multiplying the then applicable annual Basic Rent per Rentable Square Foot by the re-measured square footage of the Premises. However, in no event, and notwithstanding any such re-measurement, shall the Basic Rent or Tenant's Proportionate Share be increased by more than one percent (1.0%) over the amounts set forth in this Lease. The Basic Rent to be paid monthly shall be then calculated by dividing the recalculated annual Basic Rent by twelve (12), subject to such cap. In addition, Tenant's Proportionate Share of the Basic Costs (as hereinafter defined) shall be recalculated by Landlord in the event the rentable area of the Premises and/or the rentable area at the Project differ from those set forth herein, subject to such cap. At such time, the parties shall enter into an amendment to this Lease setting forth the re-measured square footage in the Premises, the adjusted annual and monthly Basic Rent under this Lease, and the adjusted Tenant's Proportionate Share of Basic Costs. If Landlord does not elect to undertake any such re-measurement, the Rentable Area shall be deemed to be as set forth herein. 1.6 Term. Sixty-Four (64) months, beginning on the Commencement Date and expiring on the Expiration Date. 1.7 Commencement Date. The later of (a) April 1, 2022 or (b) thirty (30) days after receipt by Tenant of Landlord’s written notice of the Substantial Completion of the Landlord Work (as hereinafter defined). The Commencement Date is estimated to be April 1, 2022. 13th 21December

PRIORITY FULFILLMENT SERVICES, INC./2255 W. CHEYENNE AVE – Page 3 126965.00088.126059897.11 1.8 Expiration Date. The Expiration Date is estimated to be July 31, 2027. 1.9 Lease Year. Each consecutive twelve-month period elapsing after: (i) the Commencement Date if the Commencement Date occurs on the first day of a month; or (ii) the first day of the month following the Commencement Date if the Commencement Date does not occur on the first day of a month. Notwithstanding the foregoing, the first Lease Year shall include the additional days, if any, between the Commencement Date and the first day of the month following the Commencement Date, in the event the Commencement Date does not occur on the first day of a month. 1.10 Calendar Year. For the purpose of this Lease, Calendar Year shall be a period of twelve (12) months commencing on each January 1 during the Term, except that the first Calendar Year shall be that period from and including the Commencement Date through December 31 of that same year, and the last Calendar Year shall be that period from and including the last January 1 of the Term through the earlier of the Expiration Date or date of Lease termination. 1.11 Basic Rent. The amount set forth in the following schedule, subject to adjustment as specified in Article IV. Period Approximate Annual Basic Rent Monthly Basic Rent Months 1 - 4 (Abated)* $1,328,449.20 $110,704.10 Months 5 - 12 $1,328,449.20 $110,704.10 Months 13 - 24 $1,368,302.68 $114,025.22 Months 25 - 36 $1,409,351.76 $117,445.98 Months 37 - 48 $1,451,632.31 $120,969.36 Months 49 - 60 $1,495,181.28 $124,598.44 Months 61 - 64 $1,540,036.72 $128,336.39 *Provided that no Event of Default (as defined in Section 21.1 of this Lease) occurs under this Lease and extends beyond the applicable notice and cure period, Basic Rent shall be abated for a period of four (4) months from and after the Commencement Date (the "Abatement Period"). All other terms and conditions of this Lease, including, without limitation, the obligation to pay Additional Rent, shall remain in full force and effect during the Abatement Period. If any Event of Default (which extends beyond the applicable notice and cure period) occurs under this Lease, the Abatement Period shall immediately terminate, and all Basic Rent which has then previously been abated shall immediately become due and payable. 1.12 Security Deposit. $128,336.39 1.13 Interest Rate. The per annum interest rate listed as the base rate on corporate loans at large U.S. money center commercial banks as published from time to time under "Money Rates" in the Wall Street Journal plus 3%, but in no event greater than the maximum rate permitted by law. In the event the Wall Street Journal ceases to publish such rates, Landlord shall choose, at Landlord's reasonable discretion, a similarly published rate. 1.14 Tenant's Proportionate Share. Tenant's Proportionate Share of the Project is 23.31% (determined by dividing the Rentable Square Feet of the Premises by the Rentable Square Feet of the Project and multiplying the resulting quotient by one hundred and rounding to the second decimal place).

PRIORITY FULFILLMENT SERVICES, INC./2255 W. CHEYENNE AVE – Page 4 126965.00088.126059897.11 1.15 Broker(s). Landlord's Tenant's Chris Lane Jason Simon, SIOR Colliers International Jones Lang LaSalle 1.16 Guarantor. N/A 1.17 Landlord's Notice CHEYENNE CLAYTON DRI, LLC Address. c/o SunCap Property Group 6101 Carnegie Boulevard, Suite 180 Charlotte, NC 28209 Attention: Jason Bria 1.18 Tenant's PRIORITY FULFILLMENT SERVICES, INC. Notice Address. 505 Millennium Drive Allen, Texas 75013 Attention: Contracts and Zach Thomann 1.19 Agents. Officers, partners, directors, employees, agents, licensees, contractors, customers and invitees; to the extent customers and invitees are under the principal's control or direction. 1.20 Common Area. All areas from time to time designated by Landlord for the general and nonexclusive common use or benefit of Tenant, other tenants of the Project, and Landlord, including, without limitation, roadways, entrances and exits, loading areas, landscaped areas, open areas, park areas, service drives, walkways, common mail areas, common trash areas, common pipes, conduits, wires and appurtenant equipment within the Project, common maintenance and utility rooms and closets (if any), exterior lighting not connected to any specific Building’s electrical system, exterior utility lines before entering any Building, and non-exclusive parking facilities (as determined by Landlord from time to time in accordance with the Lease or any other lease). II. PREMISES AND TERM 2.1 Premises. Landlord hereby leases the Premises to Tenant, and Tenant hereby leases the Premises from Landlord, upon and subject to the terms, covenants, provisions and conditions of this Lease. 2.2 Term. The Term shall commence on the Commencement Date and expire at midnight on the Expiration Date, such dates being specified in the Basic Lease Provisions, as the same shall be confirmed or revised pursuant to the Acceptance Letter and Commencement Date Agreement substantially in the form of Exhibit F at the request of either party. 2.3 Early Possession. If Tenant takes possession of the Premises before the Commencement Date for the purposes of commencing a substantial portion of its normal business operations therein, such possession shall be subject to the terms and conditions of this Lease and Tenant shall pay Rent (as defined in Article III) to Landlord for each day of possession before the Commencement Date (which shall not affect the stated abatement under this Lease which commences from and after the Commencement Date. Notwithstanding the foregoing and provided that Tenant has delivered to Landlord its insurance certificates pursuant to Section 11.4, paid the Initial Payment (as set forth in Section 3.1, below, Landlord, in its sole discretion, agrees to allow Tenant to enter the Premises thirty (30) days prior to the Commencement Date, for the sole purposes of installing furniture, equipment or other personal property and for the receipt of customer inventory (as permitted by applicable law), and except for the cost of services requested by Tenant, Tenant shall not be required to pay Rent for any days of possession prior to the Commencement Date during which Tenant is in possession of the Premises for such purposes; provided, however, that during such period of early entry by Tenant, Landlord shall have no liability for any costs, damages or losses suffered by Tenant, its members, managers, employees, agents or contractors. Tenant's occupancy of the

PRIORITY FULFILLMENT SERVICES, INC./2255 W. CHEYENNE AVE – Page 5 126965.00088.126059897.11 Premises prior to the Commencement Date for any purpose shall be subject to all other terms and conditions of this Lease, including without limitation, Articles X, XI, XVIII and XXIV. During any period of occupancy prior to the Commencement Date, Tenant and its Agents shall not unreasonably interfere with Landlord's performance of the Landlord Work or any other work conducted by Landlord, if any, pursuant to Article VI, and any delay caused by such interference shall be a Tenant delay as provided in Section 4(d) of Exhibit C. III. BASIC RENT AND SECURITY DEPOSIT 3.1 Types of Rental Payments. "Rent" shall be and consist of (a) Basic Rent payable in monthly installments as set forth in Section 1.11, in advance, on the first day of each and every calendar month during the Term of this Lease; and (b) Additional Rent as defined in Section 4.1. Rent shall be paid by check or electronically via automatic debit, ACH credit, or wire transfer to such account as Landlord designates in writing to Tenant or at an address designated by Landlord for payment in lawful U.S. Dollars. Concurrent with the execution and delivery of this Lease, Tenant shall deliver to Landlord the “Initial Payment”, which shall include the Additional Rent for the first full calendar month of the Term, plus the Security Deposit (as set forth in Section 1.12) (collectively, the “Initial Payment”). The Initial Payment shall be calculated as follows: Initial Payment Security Deposit (as set forth in Section 1.12) $128,336.39 Additional Rent (as set forth in Section 4.1) $20,437.68 Total $148,774.07 Until Landlord provides further written notice to Tenant, all Rent shall be paid as follows: If by check, to the following address: 6001 Carnegie Boulevard Suite 180 Charlotte, NC 28209 Attn: Accounts Receivable – Sunpoint West 3.2 Covenants Concerning Rental Payments. Tenant shall pay the Basic Rent and the Additional Rent promptly when due, without notice or demand therefor, and without any abatement, deduction or setoff for any reason whatsoever, except as may be expressly provided in this Lease. No payment by Tenant, or receipt or acceptance by Landlord, of a lesser amount than the correct Basic Rent and/or Additional Rent shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or letter accompanying any payment be deemed an accord or satisfaction, and Landlord may accept such payment without prejudice to its right to recover the balance due or to pursue any other remedy in this Lease or at law. In addition, any such late Rent payment shall bear interest from the date such Rent became due and payable to the date of payment thereof by Tenant at the Interest Rate. Such interest shall be due and payable within ten (10) days after written demand from Landlord. 3.3 Triple Net Lease. It is intended that the Rent provided for in this Lease shall be an absolutely net return to Landlord for the Term of this Lease and any renewals or extensions thereof, free of any and all expenses or charges with respect to the Premises except for those obligations of Landlord expressly set forth herein. 3.4 Security Deposit. Contemporaneously with the execution of this Lease, Tenant shall pay to Landlord a Security Deposit in the amount set forth in Section 1.12, in immediately available funds,

PRIORITY FULFILLMENT SERVICES, INC./2255 W. CHEYENNE AVE – Page 6 126965.00088.126059897.11 which Security Deposit shall be held by Landlord without liability for interest and as security for the performance by Tenant of its obligations under this Lease. The Security Deposit is not advance payment of Basic Rent or Additional Rent or a measure or limit of Landlord's damages upon an uncured Event of Default (as such term is defined in Section 21.1 of this Lease). Landlord shall be entitled to commingle the Security Deposit with Landlord's other funds. Landlord may, from time to time and without prejudice to any other remedy, use all or part of the Security Deposit to perform any obligation which Tenant was obligated, but failed prior to the end of the applicable cure period, to perform hereunder, and Landlord shall upon written request by Tenant notify Tenant, in writing, of any purpose for which the Security Deposit has been used and the amounts withdrawn therefrom. Tenant waives the provisions of any law, now or hereafter enforced, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other loss or damage caused by the acts or omissions of Tenant or anyone acting by, through or under Tenant. Following any such application of the Security Deposit, Tenant shall pay to Landlord within twenty (20) days of such application of the Security Deposit on demand the amount so applied in order to restore the Security Deposit to its original amount. Within thirty (30) days after the Term ends, provided Tenant has performed all of its obligations hereunder, Landlord shall return to Tenant the balance of the Security Deposit not applied to satisfy Tenant's obligations. If Landlord transfers its interest in the Premises, then Landlord shall assign that portion of the Security Deposit not previously applied by Landlord and existing at the time of such transfer to the transferee and Landlord thereafter shall have no further liability for the return of the Security Deposit; provided, however, that any such transferee shall assume the obligations set forth in this Section 3.4. IV. ADDITIONAL RENT 4.1 Additional Rent. In addition to paying the monthly Basic Rent, Tenant shall pay as "Additional Rent" the amounts determined pursuant to this Article IV and all other amounts payable by Tenant under this Lease. The first installment of Additional Rent for the first month after the Commencement Date, which is due and payable upon execution of this Lease, is estimated to be $20,437.86. Without limitation on the other obligations of Tenant which shall survive the expiration or earlier termination of this Lease, the obligations of Tenant to pay the Rent incurred during the Term of this Lease shall survive the expiration or earlier termination of this Lease. For any partial Calendar Year, Tenant shall be obligated to pay only a pro rata share of the Additional Rent, equal to Additional Rent for such entire Calendar Year divided by 360, such quotient multiplied by the number of days of the Term falling within such Calendar Year. 4.2 Definitions. As used herein, the following terms shall have the following meanings: (a) "Basic Costs" shall mean all expenses, costs and disbursements which Landlord shall pay or become obligated to pay because of, or in connection with, the normal commercial operation, maintenance and repair of the Project, including but not limited to (i) wages, salaries and fees of all personnel directly engaged in operating, maintaining or securing the Project, including taxes, insurance and benefits for all employees at or below the title of Property Manager relating thereto; (ii) a management fee payable to Landlord or the company or companies managing the Project not to exceed four percent (4%) of Landlord’s gross rental receipts; (iii) all supplies, tools, equipment and materials used directly in the operation and maintenance of the Project, including any lease payments therefor; (iv) cost of reasonable repairs and general maintenance, including but not limited to the parking lot, roof repairs,fire sprinklers and fire protection systems, landscaping and snow removal (excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or other parties, and alterations attributable solely to specific tenants of the Project based on the percentage of actual RSF); (v) reasonable legal expenses and accounting expenses incurred with respect to the Project; (vi) Taxes with the exception of Landlord’s income taxes; (vii) cost of all maintenance and service agreements for the Project, and any equipment related thereto, including window cleaning and snow removal; (viii) premiums and market-reasonable deductibles paid for insurance relating to the Project, including, without limitation, fire and extended coverage, boiler, earthquake, windstorm, rental loss, and commercial general liability insurance; (ix) costs

PRIORITY FULFILLMENT SERVICES, INC./2255 W. CHEYENNE AVE – Page 7 126965.00088.126059897.11 incurred to implement, monitor and enforce Conservation Standards; (x) including, without limitation, all costs with respect to any Common Areas, such as the costs of the common mechanical electric room and all utilities for the Common Areas and (xi) capital improvements, except that Basic Costs for capital improvements shall be limited to the cost of any capital improvement which is (A) reasonably intended to reduce any component cost included within Basic Costs or to achieve energy conservation or environmental sustainability with respect to the Project, (B) necessary to keep the Project or any part thereof in compliance with all governmental rules and regulations applicable thereto from time to time, or (C) intended to achieve energy conservation or environmental sustainability with respect to the Project. Any capital improvement costs shall be reasonably amortized with interest on the unamortized amount at the Interest Rate and shall only be included in Basic Costs to the extent such costs are attributable, on a straight-line amortization (based on the useful life of the improvement for federal tax purposes), to the remaining portion of the Term of this Lease and any renewal or extension thereof. Notwithstanding anything contained herein to the contrary, Tenant’s Proportionate Share of the Basic Costs for items other than the Non-Controllable Costs (the “Controllable Costs”) shall be capped as provided in this Section (the “Cap”). Such Cap on Controllable Costs shall, for each Calendar Year, increase by six percent (6%) on a cumulative and compounded basis over the Cap for the prior Calendar Year, commencing with the third (3rd) full Calendar Year following the Commencement Date. For purposes of such calculation, the Cap for the year in which the Commencement Date occurs shall be deemed to be the actual Controllable Costs for said Calendar Year. As used herein, the term “Non-Controllable Costs” shall mean all Basic Costs which are beyond the control of Landlord, as reasonably determined by Landlord, such as, but not limited to, Taxes, insurance costs, utilities costs, and security costs. (b) Exclusions from Basic Costs. The following items are specifically excluded from the definition of Basic Costs: (i) interest (except as otherwise allowed herein); (ii) depreciation; (iii) penalties and fines; (iv) marketing expenses and commissions; (v) costs of services or labor provided solely and directly to specific tenants at the Project, including, but not limited to tenant improvement costs; (vi) organizational expenses associated with the creation and operation of the entity which constitutes Landlord; (vii) general or special assessments levied against the owner of the Project for public improvements which are not currently due; and (viii) capital improvements except as set forth in subparagraph (a) above. (c) "Taxes" shall be defined as (i) all real property taxes and assessments levied by any public authority against the Project; (ii) all personal property taxes levied by any public authority on personal property of Landlord used in the management, operation, maintenance and repair of the Project, such personal property being located at the Project, or if such personal property is used at multiple properties, the prorata portion attributable to the Project (i.e. if the personal property is used at four (4) properties, the prorata portion of the tax attributable to the Project shall be 25% of the total tax assessed thereon); (iii) all taxes, assessments and reassessments of every kind and nature whatsoever levied or assessed in lieu of or in substitution for existing or additional real or personal property taxes and assessments on the Project, or (iv) amounts necessary to be expended because of governmental orders, whether general or special, ordinary or extraordinary, unforeseen as well as foreseen, of any kind and nature for public improvements, services, benefits or any other purposes which are assessed, levied, confirmed, imposed or become a lien upon the Premises or Project or become payable during the Term. Further, for the purposes of this Article IV, Taxes shall include the reasonable and actual expenses (including, without limitation, reasonable attorneys' fees) incurred by Landlord in challenging or obtaining or attempting to obtain a reduction of such Taxes, regardless of the outcome of such challenge, and any costs incurred by Landlord for compliance, review and appeal of tax liabilities; provided, that Landlord shall document such expenses, if any, and provide reasonable evidence of the same to Tenant as part of the annual reconciliation and/or audit requested pursuant to Section 4.3 below. Notwithstanding the foregoing, Landlord shall have no obligation to challenge Taxes. If as a result of any such challenge, a tax refund is made to Landlord, then provided no Event of Default exists under this Lease, beyond any/all applicable cure periods the amount of such refund less the expenses of the challenge shall be deducted from Taxes due in the Calendar Year such refund is received. In the case of any Taxes

PRIORITY FULFILLMENT SERVICES, INC./2255 W. CHEYENNE AVE – Page 8 126965.00088.126059897.11 which may be evidenced by improvement or other bonds or which may be paid in annual or other periodic installments, Landlord shall elect to cause such bonds to be issued or cause such assessment to be paid in installments over the maximum period permitted by law. Nothing contained in this Lease shall require Tenant to pay any gift, estate, inheritance, income, or succession transfer tax of Landlord; provided, that no such tax is a substitution for, or replacement of, the Taxes in effect on the Commencement Date. Tenant hereby knowingly, voluntarily and intentionally waives any right, whether created by law or otherwise, to (a) file or otherwise protest before any taxing authority any tax rate or value determination with respect to the Premises, the Building or the Project, even though Landlord may elect not to file any such protest, and (b) appeal any order of a taxing authority regarding the Project. 4.3 Expense Adjustment. Commencing on the Commencement Date and continuing throughout the remainder of the Term, Tenant shall pay to Landlord as Additional Rent, on the first day of each calendar month, an amount equal to one-twelfth (1/12) of Tenant's Proportionate Share of the total amount of the Basic Costs incurred with respect to each Calendar Year in the Term of this Lease (the total amount paid by the Tenant in each Calendar Year being referred to herein as the "Expense Adjustment Amount"). The Expense Adjustment Amount for each Calendar Year shall be estimated from time to time by Landlord and communicated by written notice to Tenant not more frequently than quarterly. Landlord shall cause to be kept books and records showing Basic Costs in accordance with generally accepted accounting principals and industry standard account practices consistently maintained. Following the close of each Calendar Year, Landlord shall cause the amount of the Expense Adjustment Amount which should have been paid by Tenant for such Calendar Year (the "Final Expense Amount") to be computed on the basis of the actual Basic Costs for each Calendar Year, and Landlord shall deliver to Tenant a statement of such Final Expense Amount. If the Final Expense Amount exceeds the Expense Adjustment Amount, Tenant shall pay such deficiency within thirty (30) days after receipt of such Final Expense Statement. If the Expense Adjustment Amount exceeds the Final Expense Amount, then at Landlord's option such excess shall be either credited against payments of Additional Rent next due or refunded by Landlord, provided no Tenant Event of Default exists hereunder which extends beyond the applicable notice and cure period. Delay in computation of the Final Expense Amount or any Expense Adjustment Amount shall not be deemed a default hereunder or a waiver of Landlord's right to collect the Final Expense Amount or Expense Adjustment Amount, as the case may be. 4.4 Sales or Excise Taxes. Tenant shall pay to Landlord, as Additional Rent, concurrently with payment of Basic Rent all taxes, including, but not limited to any and all sales, rent or excise taxes (but specifically excluding income taxes calculated upon the net income of Landlord) on Basic Rent, Additional Rent or other amounts otherwise benefiting Landlord, as levied or assessed by any governmental or political body or subdivision thereof against Landlord on account of such Basic Rent, Additional Rent or other amounts otherwise benefiting Landlord, or any portion thereof. 4.5 Tenant’s Right to Audit. Tenant shall have a right, at Tenant’s sole cost and expense, to audit Landlord's Final Expense Amount upon the following terms and conditions. Tenant’s right to conduct an audit hereunder shall be expressly conditioned on (i) Tenant having paid in full the Final Expense Amount for the Calendar Year which is the subject of the audit, as set forth in Landlord’s statement thereof, prior to or simultaneously with Tenant’s delivery of the Audit Notice (as herein defined) and (ii) there being no Event of Default existing under this Lease beyond the applicable notice and cure period. Tenant shall deliver written notice to Landlord of its intent to audit (an “Audit Notice”) within ninety (90) days following receipt of Landlord’s statement of the Final Expense Amount, such Audit Notice identifying the general scope of the intended audit, inclusive of the Tenant determining the accuracy of its share of the Final Expenses Tenant shall have no right to audit prior Calendar Years for which an Audit Notice was not timely given (in accordance with the previous sentence) and Tenant shall have no right to audit a Calendar Year more than once. The audit shall take place at Landlord's regional offices or the Project or as mutually agreed between the parties, at a time mutually convenient to Landlord and Tenant, but not later than sixty (60) days after Landlord’s receipt of the Audit Notice. At such audit, Landlord shall make all pertinent books and records available for review that are necessary for Tenant (or its agent) to conduct its review of the varying costs and expenses included in or making up a porition of the Final Expenses. Except as Landlord may consent in writing, the audit shall be completed within forty-five (45) days after commencement. No copying of

PRIORITY FULFILLMENT SERVICES, INC./2255 W. CHEYENNE AVE – Page 9 126965.00088.126059897.11 Landlord’s books or records will be allowed without the express consent of the Landlord. The audit may be accomplished by either Tenant’s own employees with accounting experience reasonably sufficient to conduct such review, or a nationally or regionally recognized public accounting firm mutually acceptable to Landlord and Tenant that is engaged on either a fixed price or hourly basis. The records reviewed by Tenant shall be treated as confidential and prior to commencing the audit, Tenant and any other person which may perform such audit for Tenant, shall execute a confidentiality agreement in a form reasonably acceptable to Landlord. A copy of the results of the audit shall be delivered to Landlord within thirty (30) days after the completion of the audit. If the results of the audit determine that the Final Expense Amount for the Calendar Year is less than reported, Landlord shall give Tenant a credit in the amount of the overpayment toward Tenant's next monthly payment of Basic Costs, or, in the event the Lease has expired or terminated and no Event of Default exists beyond the applicable notice and cure period, Landlord shall pay Tenant the total amount of such overpayment within thirty (30) days. If Landlord and Tenant determine that the Final Expense Amount for the Calendar Year is more than reported, Tenant shall pay Landlord the amount of any underpayment within thirty (30) days. Failure by Tenant to timely deliver an Audit Notice, is deemed a waiver of the applicable audit right and any right to contest the Final Expense Amount for the applicable Calendar Year and is deemed acceptance of the Final Expense Amount for the applicable Calendar Year. Any audit review by Tenant shall not postpone or alter the liability and obligation of Tenant to timely pay any Rent due under the terms of the Lease. No assignee or subtenant shall have any right to conduct an audit except for a permitted assignee or sublessee under Article IX of the Lease occupying the entire Premises and no assignee or sublessee shall conduct an audit for any period during which such assignee or sublessee was not in possession of the Premises or for any period in which Tenant has conducted an audit. V. USE 5.1 Use of Premises. In accordance with the terms, covenants and conditions set forth in this Lease, and applicable governmental regulations, restrictions and permitting (without the necessity of obtaining any zoning changes, conditional use permits or other special use permits), Tenant shall use the Premises solely for warehouse and general business office purposes and uses incidental thereto, but for no other purpose. Notwithstanding the foregoing, Tenant shall not use the Premises or any portion of the Project for those Prohibited Uses identified on Exhibit F, which is attached hereto and incorporated herein by this reference. Tenant shall have the right to reasonably enforce its right to park in those spaces which are dedicated for Tenant’s exclusive use pursuant to this Lease; provided, however, that (i) Tenant shall have no right to gate, fence, or otherwise physically restrict access to any Common Areas (including, but, not limited to, any interior drive aisles, roadways, sidewalks, etc.), (ii) any enforcement actions taken by Tenant shall comply with the applicable state, federal, and local laws, and (iii) Tenant shall indemnify,defend, and hold Landlord (and its Agents) harmless from any and all damages, claims, demands,causes of action, fines, penalties, liabilities, judgments, and expenses, including, without limitation, reasonable attorneys’ fees and court costs) arising as a result of Tenant’s (or its Agents’) enforcement of its exclusive parking right,as set forth in this Section 5.1. 5.2 Operation of Tenant's Business. If any governmental license or permit, other than a Certificate of Occupancy (if any is issued or required), shall be required for the proper and lawful conduct of Tenant's business in the Premises or any part thereof, Tenant shall first provide Landlord with prior written notice and obtain Landlord's consent thereto, which will not be unreasonably withheld or delayed. Thereafter, at its expense, Tenant shall procure such license prior to the first day of the Term, and thereafter maintain and renew such license or permit. Tenant shall, at all times, comply with the terms and conditions of each such license or permit. Tenant shall not, at any time, use or occupy, or suffer or permit anyone to use or occupy, the Premises, or do or permit anything to be done in the Premises, in any manner which may (a) violate any Certificate of Occupancy for the Premises or for the Building; (b) cause, or be liable to cause injury to the Building or any equipment, facilities or systems therein; (c) constitute a violation of the laws and requirements of any federal, state or local public authority or the requirements of insurance bodies; (d) impair or tend to impair the character, reputation or appearance of the Project or the Building; (e) impair or tend to impair the proper and economic maintenance, operation, and repair of the Project and the Building and/or its equipment, facilities or systems; and (f) annoy or inconvenience other tenants or users of the Building and the Project, if any. Tenant shall take all actions necessary to comply with all applicable federal,

PRIORITY FULFILLMENT SERVICES, INC./2255 W. CHEYENNE AVE – Page 10 126965.00088.126059897.11 state or local statutes, ordinances, rules, regulations, orders and requirements regulating the use by Tenant of the Premises, including without limitation, the Occupational Safety and Health Act, and regulating Hazardous Materials (as such term is herein defined in Section 24.2). If the nature of Tenant's use or occupancy of the Premises causes any increase in Landlord's insurance premiums over and above those chargeable for the least hazardous type of occupancy legally permitted in the Premises, the Landlord will promptly give written notice of such increase to Tenant (which such notice shall include supporting documents evidencing such premium increase) and if Tenant fails to limit its use so as to negate such premium increase within thirty (30) days from the date of such notice from Landlord, Tenant will thereafter pay the resulting increase within ten (10) days after receipt of a statement from Landlord setting forth the amount thereof. 5.3 Use of Common Areas. Tenant and its employees and visitors shall have the non-exclusive right to use any Common Areas of the Project as constituted from time to time, subject to such reasonable rules and regulations governing the use as Landlord from time to time may prescribe. Notwithstanding anything contained herein to the contrary, Landlord shall have the right to designate certain portions of the Common Areas not including those parking areas which are reserved for Tenant’s use (including, but not limited to, areas adjacent to a tenant's premises and/or trailer parking areas located throughout the Project) for the exclusive use of one or more tenants, so long as, in Landlord's determination, such designation does not materially adversely impact the rights of any other tenant within the Project. VI. CONDITION AND DELIVERY OF PREMISES Tenant hereby covenants and agrees that Tenant is familiar with the condition of the Project and the Premises and that, subject to the completion of the Landlord Work and the inspection and punch-list provisions set forth in Section 4(b) of Exhibit C, Tenant is accepting the Premises on an "AS-IS," "WHERE- IS" basis, and that Landlord is making absolutely no repairs, replacements or improvements of any kind or nature to the Premises or the Project in connection with, or in consideration of, this Lease, except as provided under this Lease, including those forming part of the Basic Costs, and that Landlord shall (i) deliver the Premises with the electrical, plumbing, fire, and mechanical systems in good working order for the intended use and purpose of the Premises as of the Commencement Date and continuing for the first six months of the Lease Term, and (ii) perform the "Landlord Work" pursuant to Exhibit C attached hereto. Landlord agrees to enforce, upon Tenant's request, all manufacturer's or contractor's warranties given in connection with Landlord Work. VII. SUBORDINATION; NOTICE TO SUPERIOR LESSORS AND MORTGAGEES; ATTORNMENT This Lease is subject and subordinate to any and all ground or underlying leases and to any and all mortgages, deeds of trust, security interests, or title retentions interest now or hereafter affecting the Land, Building, or Project (the "Mortgage") and to all renewals, amendments, restatements, modifications, consolidations, replacements and extensions thereof. This subordination shall be self-operative; however, in confirmation thereof, Tenant shall, within ten (10) business days of receipt of the Landlord’s request, execute a Subordination, Non-Disturbance and Attornment Agreement (SNDA) that Landlord or any holder of any note or obligation secured by a Mortgage (the "Mortgagee") may request confirming such subordination. So long as there exists no uncured Event of Default, such SNDA shall not interfere with, hinder or reduce the right of Tenant to continue to occupy the Premises and to conduct its business therein in accordance with the covenants, conditions, provisions, terms and agreements set forth in this Lease. Notwithstanding the foregoing, before any foreclosure sale under a Mortgage, the Mortgagee shall have the right to subordinate the Mortgage to this Lease, and, in the event of a foreclosure, at the Mortgagee's option this Lease shall continue in full force and effect per the SNDA and Tenant shall attorn to and recognize as its landlord the purchaser of Landlord's interest under this Lease. Tenant shall, upon the request of a Mortgagee or purchaser at foreclosure, further execute, acknowledge and deliver any instrument that has for its purpose and effect the subordination of the lien of any Mortgage to this Lease or Tenant's attornment to such purchaser, subject to the SNDA for the benefit of Tenant. In the event of the enforcement by the Mortgagee or beneficiary under any such Mortgage or deed of trust of the remedies provided for by law or by such Mortgage or deed of trust, Tenant will, at the option of any person or party succeeding to the interest of Landlord as a result of such enforcement, attorn to and automatically become

PRIORITY FULFILLMENT SERVICES, INC./2255 W. CHEYENNE AVE – Page 11 126965.00088.126059897.11 the Tenant of such Mortgagee, beneficiary or successor-in-interest without change in the terms or other provisions of this Lease; provided, however, that such Mortgagee, beneficiary or successor in interest shall not be bound by, liable for, or subject to (a) any payment of Basic Rent or Additional Rent for more than one (1) month in advance, except advance rental payments expressly provided for in this Lease and the Security Deposit; (b) any act or omission of Landlord; or (c) any offset or defense arising prior to the date such successor-in interest acquired title to the Land, Building, or Project. VIII. QUIET ENJOYMENT So long as Tenant pays all of the Rent and performs all of its other obligations hereunder, Tenant shall peaceably and quietly have, hold and enjoy the Premises without hindrance, ejection or molestation by Landlord, or any other person lawfully claiming through or under Landlord, subject, nevertheless, to the provisions of this Lease and to those of a Mortgage and to all laws, ordinances, orders, rules and regulations of any governmental authority. Landlord shall not be responsible for the acts or omissions of any other persons or third parties (except any Agents of Landlord), that may interfere with Tenant's use and enjoyment of the Premises. IX. ASSIGNMENT, SUBLETTING AND MORTGAGING 9.1 Landlord's Consent. (a) Except as provided herein, Tenant shall not assign, transfer, mortgage or otherwise encumber this Lease or sublet or rent (or permit a third party to occupy or use) the Premises, or any part thereof, nor shall any assignment or transfer of this Lease or the right of occupancy hereunder be effected by operation of law or otherwise, without the prior written consent of Landlord, such consent not to be unreasonably withheld, delayed, or conditioned. A transfer at any one time or from time to time of a majority interest in Tenant (whether stock, partnership interest or other form of ownership or control) shall be deemed to be an assignment of this Lease, unless at the time of such assignment and/or transfer Tenant is an entity whose outstanding stock is listed on a recognized security exchange. If Tenant is listed on a recognized security exchange a sale shall not require the consent of the Landlord. Within thirty (30) days following Landlord's receipt of Tenant's request for Landlord's consent to a proposed assignment, sublease, or other encumbrance, together with all information required to be delivered by Tenant pursuant to the provisions of this Section 9.1, Landlord shall: (i) consent to such proposed transaction; (ii) refuse such consent; or (iii) elect to terminate this Lease in the event of an assignment, or in the case of a sublease, terminate this Lease as to the portion of the Premises proposed to be sublet in accordance with the provisions of Section 9.2. Any assignment, sublease or other encumbrance without Landlord's written consent as required under this Article 9 shall be voidable by Landlord and, at Landlord's election, constitute an Event of Default hereunder. Landlord and Tenant acknowledge that Landlord may withhold consent (a) if an Event of Default exists beyond the applicable notice and cure period; or (b) if the proposed assignee or sublessee is: a governmental entity; a person or entity with whom Landlord has negotiated for space in the Project during the prior six (6) months and with whom Landlord has not ended such negotiations; a present tenant in the Project; a person or entity whose tenancy in the Project would violate any exclusivity arrangement which Landlord has with any other tenant (of which Landlord has previously informed Tenant); an entity that does not have the same or better (x) credit rating than Tenant and (y) net worth of Tenant as of the date of such assignment; or a person or entity of a character or reputation or engaged in a business which is not consistent with the quality of the Project. If Tenant requests Landlord's consent to a specific assignment or subletting, Tenant will submit in writing to Landlord: (1) the name and address of the proposed assignee or subtenant; (2) a counterpart of the proposed agreement of assignment or sublease; (3) reasonably satisfactory information as to the nature and character of the business of the proposed assignee or subtenant, and as to the nature of its proposed use of the space; (4) banking, financial or other credit information reasonably sufficient to enable Landlord to determine the financial responsibility and character of the proposed assignee or subtenant; (5) executed estoppel certificates from Tenant containing such information as provided in Article XXIII; and (6) any other information reasonably requested by Landlord.

PRIORITY FULFILLMENT SERVICES, INC./2255 W. CHEYENNE AVE – Page 12 126965.00088.126059897.11 (b) Notwithstanding that the prior express written permission of Landlord to any of the aforesaid transactions may have been obtained, the following shall apply: (i) In the event of an assignment, contemporaneously with the granting of Landlord's aforesaid consent, Tenant shall cause the assignee to expressly assume in writing and agree to perform all of the covenants, duties, and obligations of Tenant hereunder and such assignee shall be jointly and severally liable therefore along with Tenant. (ii) All terms and provisions of the Lease shall continue to apply after any such assignment or sublease in accordance with the terms of this Lease. (iii) In any case where Landlord consents to an assignment, transfer, encumbrance or subletting, the undersigned Tenant and any guarantor shall nevertheless remain directly and primarily liable for the performance of all of the covenants, duties, and obligations of Tenant hereunder (including, without limitation, the obligation to pay all Rent and other sums herein provided to be paid), and Landlord shall be permitted to enforce the provisions of this instrument against the undersigned Tenant, any guarantor and/or any assignee without demand upon or proceeding in any way against any other person. Neither the consent by Landlord to any assignment, transfer, encumbrance or subletting nor the collection or acceptance by Landlord of rent from any assignee, subtenant or occupant shall be construed as a waiver or release of the initial Tenant or any guarantor from the terms and conditions of this Lease or relieve Tenant or any subtenant, assignee or other party from obtaining the consent in writing of Landlord to any further assignment, transfer, encumbrance or subletting. (iv) Subject to Section 9.3, Tenant hereby assigns to Landlord the rent and other sums due from any subtenant, assignee or other occupant of the Premises and hereby authorizes and directs each such subtenant, assignee or other occupant to pay such rent or other sums directly to Landlord; provided however, that until the occurrence of an Event of Default, Tenant shall have the license to continue collecting such rent and other sums. Notwithstanding the foregoing, in the event that the rent due and payable by a sublessee under any such permitted sublease (or a combination of the rent payable under such sublease plus any bonus or other consideration therefor or incident thereto) exceeds the hereinabove provided Rent payable under this Lease, or if with respect to a permitted assignment, permitted license, or other transfer by Tenant permitted by Landlord, the consideration payable to Tenant by the assignee, licensee, or other transferee exceeds the Rent payable under this Lease, then Tenant shall be bound and obligated to pay Landlord such excess rent and other excess consideration in accordance with Section 9.3 within ten (10) days following receipt thereof by Tenant from such sublessee, assignee, licensee, or other transferee, as the case may be. (v) Tenant shall pay Landlord a fee not to exceed $1,000.00 to reimburse Landlord for all its expenses under this Article IX, including, without limitation, reasonable attorneys' fees. 9.2 Landlord's Option to Recapture Premises. If Tenant proposes to assign this Lease, Landlord may, at its option, upon written notice to Tenant given within fifteen (15) business days after its receipt of Tenant's notice of proposed assignment, together with all other necessary information, elect to recapture the Premises and terminate this Lease. If Tenant proposes to sublease all or part of the Premises, Landlord may, at its option upon written notice to Tenant given within fifteen (15) business days after its receipt of Tenant's notice of proposed subletting, together with all other necessary information, elect to recapture such portion of the Premises as Tenant proposes to sublease and upon such election by Landlord, this Lease shall terminate as to the portion of the Premises recaptured. If a portion of the Premises is recaptured, the Rent payable under this Lease shall be proportionately reduced based on the square footage of the Rentable Square Feet retained by Tenant and the square footage of the Rentable Square Feet leased by Tenant immediately prior to such recapture and termination, and Landlord and Tenant shall thereupon execute an amendment to this Lease in accordance therewith. Landlord may thereafter, without limitation, lease the recaptured portion of the Premises to the proposed assignee or subtenant without liability to Tenant. Upon any such termination, Landlord and Tenant shall have no further obligations or liabilities to each other under this Lease with respect to the recaptured portion of the Premises, except with respect to obligations or liabilities which accrue or have accrued hereunder as of the date of such

PRIORITY FULFILLMENT SERVICES, INC./2255 W. CHEYENNE AVE – Page 13 126965.00088.126059897.11 termination (in the same manner as if the date of such termination were the date originally fixed for the expiration of the Term). 9.3 Distribution of Net Profits. In the event that Tenant assigns this Lease or sublets all or any portion of the Premises during the Term to any entity, Landlord shall receive 50% of any "Net Profits" (as hereinafter defined) and Tenant shall receive 50% of any Net Profits received by Tenant from any such assignment or subletting. The term "Net Profits" as used herein shall mean such portion of the Rent payable by such assignee or subtenant in excess of the Rent payable by Tenant under this Lease (or pro rata portion thereof in the event of a subletting) for the corresponding period, after deducting from such excess Rent all of Tenant's documented reasonable third party costs associated with such assignment or subletting, including, without limitation, broker commissions, attorney fees and any costs incurred or market customary third party costs, abatements, and concessions, granted by Tenant at no cost to Landlord, to prepare or alter the Premises, or portion thereof, for the assignee or sublessee. 9.4 Transfers to Related Entities. Notwithstanding anything in this Article IX to the contrary, provided no Event of Default exists under this Lease beyond the applicable notice and cure period, Tenant may, without Landlord's consent, but after providing written notice to Landlord and subject to the provisions of Section 9.1(b)(i-iii), assign this Lease or sublet all or any portion of the Premises to any Related Entity (as hereinafter defined) provided that (i) such Related Entity is not a governmental entity or agency; and (ii) such Related Entity's use of the Premises would not cause Landlord to be in violation of any exclusivity agreement within the Project. "Related Entity" shall be defined as any parent company, subsidiary, affiliate or related corporate entity of Tenant that controls, is controlled by, or is under common control with Tenant, or any successor-in-interest resulting from a merger, acquisition, the sale of all, or substantially all, of Tenant’s assets; provided that such successor-in-interest has a net worth equal to, or greater than, the value of the Tenant on (a) the Date of Lease or (b) the date of such transfer, whichever is greater. X. COMPLIANCE WITH LAWS 10.1 General Compliance. Tenant shall give prompt notice to Landlord of any notice it receives of the violation of any law or requirement of any governmental or administrative authority with respect to the Premises or the use or occupation thereof. Tenant shall, at Tenant's expense, comply with all laws and requirements of any federal, state or local governmental or administrative authorities which shall impose any violation, order or duty on Landlord or Tenant arising from (a) Tenant's particular use of the Premises; (b) the manner or conduct of Tenant's business or operation of its installations, equipment or other property therein; (c) any cause or condition created by or caused by Tenant; (d) breach of any of Tenant's obligations under this Lease, whether or not such compliance requires work which is structural or non-structural, ordinary or extraordinary, foreseen or unforeseen; and Tenant shall pay all the costs, expenses, fines, penalties and damages which may be imposed upon Landlord by reason or arising out of Tenant's failure to fully and promptly comply with and observe the provisions of this Article X. Nothing in this Article X shall make Tenant responsible for any structural repairs or improvements that are not specifically necessitated solely by the causes set forth in Clauses (a), (b), (c) or (d) of the immediately preceding sentence. 10.2 ADA Compliance. Notwithstanding any other statement in this Lease, the following provisions shall govern the parties' compliance with the Americans With Disabilities Act of 1990, as amended from time to time, Public Law 101-336; 42 U.S.C. §§12101, et seq. (the foregoing, together with any similar state statute governing access for the disabled or handicapped collectively referred to as the "ADA"): (a) To the extent governmentally required as of the Commencement Date of this Lease, Landlord shall be responsible for the cost of compliance with Title III of the ADA, and such reasonable cost shall not be included in Basic Costs, with respect to any repairs, replacements or alterations to the Common Areas. To the extent governmentally required subsequent to the Commencement Date of this Lease as a result of an amendment to Title III of the ADA or any regulation thereunder enacted subsequent to the Commencement Date of this Lease, Landlord shall be responsible for compliance with Title III of the ADA with respect to any repairs, replacements or alterations to the Common Areas, and such reasonable expense shall be included

PRIORITY FULFILLMENT SERVICES, INC./2255 W. CHEYENNE AVE – Page 14 126965.00088.126059897.11 in Basic Costs. Landlord shall indemnify, defend and hold harmless Tenant and its Agents from all fines, suits, procedures, penalties, claims, liability, losses, expenses and actions of every kind, and all costs associated therewith (including, without limitation, reasonable attorneys' and consultants' fees) arising out of or in any way connected with Landlord's failure to comply with Title III of the ADA as required above. (b) To the extent governmentally required, Tenant shall be responsible for compliance, at its expense, with Titles I and III of the ADA with respect to the Premises. Tenant shall indemnify, defend and hold harmless Landlord and its Agents from all fines, suits, procedures, penalties, claims, liability, losses, expenses and actions of every kind, and all costs associated therewith (including, without limitation, reasonable attorneys' and consultants' fees) arising out of or in any way connected with Tenant's failure to comply with Titles I and III of the ADA as required above. 10.3 Conservation Standards. If and to the extent required by federal, state, or local laws, Tenant shall implement commercially reasonable measures to regulate energy and water usage and reduce the production of waste and carbon emissions at and from the Premises, and Tenant shall comply with those written initiatives, practices and procedures for the Project implemented by Landlord (in response to any applicable governmental requirement) from time to time for such purposes (collectively, the "Conservation Standards"). To Landlord’s actual knowledge, as of the Date of Lease, there are no existing Conservation Standards to which the Premises are subject. Landlord shall have the right to condition its approval of the scope of and/or plans for Alterations or other improvements to be made by or on behalf of Tenant, including, without limitation, any improvements described on Exhibit C attached hereto, on compliance with Landlord's then-current Conservation Standards. The Conservation Standards include, but are not limited to, the following: (a) Water Management. Tenant shall use commercially reasonable efforts to implement water reduction measures in its business activities conducted at the Project. Any plumbing fixtures or accessories installed at the Premises by or on behalf of Tenant shall bear the Environmental Protection Agency's WaterSense label. Landlord shall have the right to establish water consumption reduction targets for the Project, and Tenant shall us its commercially reasonable efforts to meet or exceed such targets as are provided to Tenant in writing. (b) Waste Management. Tenant shall, at its sole cost and expense, (i) arrange for paper, glass, plastics, cardboard/OCC, metals, batteries, fluorescent light bulbs, bulk garbage and electronic waste generated by Tenant and its Agents at the Project to be sorted, stored and collected for recycling as and to the extent such services are provided by the municipality (or otherwise for disposal in the manner prescribed by the municipality); and (ii) comply with any recycling policy for the Project established as part of the Conservation Standards. Tenant shall participate in any composting program provided by the municipality to the extent applicable to it use of the Premises. (c) Indoor Air Quality. Tenant shall use commercially reasonable efforts to minimize the generation and accumulation of indoor pollutants within the Premises and maximize indoor air quality, including, without limitation, by adhering to proper maintenance of the HVAC system, including filters and ductwork, and ensuring adequate air flow and ventilation within the Premises. (d) Energy Efficiency. Tenant shall use commercially reasonable efforts to implement energy efficiency measures in its business activities conducted at the Project, including, without limitation, energy-efficient bulbs for task lighting, lighting controls, daylighting, and turning off lights and equipment when not in use. To the extent commercially reasonable and practicable, all electrical equipment and appliances installed at the Premises by or on behalf of Tenant or used by Tenant therein, including but not limited to lighting, office equipment, kitchen equipment, vending machines, and ice machines, shall be ENERGY STAR® certified.

PRIORITY FULFILLMENT SERVICES, INC./2255 W. CHEYENNE AVE – Page 15 126965.00088.126059897.11 (e) Sustainability Certifications. Tenant shall cooperate in all respects with Landlord's efforts to achieve ENERGY STAR® Labels, LEED Certifications and other sustainability certifications with respect to the Project although Tenant shall not be obligated to construct the Premises to LEED standards. Without limitation of the foregoing, Tenant agrees to deliver to Landlord, within fifteen (15) days after Landlord's request, such factual information and/or written reports regarding Tenant's use and occupancy of the Premises as may be relevant to such certifications. (f) Utility Reporting. Tenant shall use commercially reasonable efforts to provide to Landlord, within ten (10) business days after Landlord's request therefor, such information as Landlord may specify in its request as necessary to monitor and document the consumption and usage of utilities within the Premises, including, without limitation, copies of utility bills for those utilities that are separately metered or sub-metered to the Premises. Tenant hereby authorizes Landlord and its property manager to contact Tenant's utility providers when and as needed to obtain detailed current and historical usage data and billing information in connection with Tenant's account and/or the applicable meter or sub-meter for the Premises, and Tenant shall cooperate with Landlord in its efforts to obtain such information from the provider. Without limitation of the foregoing, Tenant agrees to execute and deliver to Landlord, within ten (10) business days after Landlord's request, such form of release or authorization as the particular utility provider may require to authorize Landlord to obtain information regarding Tenant's utility usage from such provider. Tenant consents to Landlord's disclosure of information concerning Tenant's utility usage to third parties in connection with its implementation of the Conservation Standards and to prospective purchasers and Mortgagees of the Project and acknowledges that Landlord shall not be required to further notify Tenant of any such disclosure. XI. INSURANCE 11.1 Certain Insurance Risks. Tenant will not do or permit to be done any act or thing upon the Premises or the Project which would: (i) jeopardize or be in conflict with fire insurance policies covering the Project, and fixtures and property in the Project; or (ii) increase the rate of fire insurance applicable to the Project to an amount higher than it otherwise would be for general business office and warehouse use of the Project; or (iii) subject Landlord to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being conducted within the Project. 11.2 Landlord's Insurance. At all times during the Term, Landlord will carry and maintain: (a) Property insurance coverage at least equal to ISO Special Form causes of loss with respect to the Project, its equipment and common area furnishings, and leasehold improvements in the Premises to the extent of any initial build out of the Premises by the Landlord; (b) Bodily injury and property damage insurance; and (c) Such other insurance that Landlord chooses and, provided, that such insurance is customary in form and amount, in the Las Vegas market area. (d) The insurance coverages and amounts in this Section 11.2 will be determined by Landlord in an exercise of its reasonable discretion. Landlord shall provide Tenant with a certificate of insurance naming Tenant as an additional insured. 11.3 Tenant's Insurance. At all times during the Term, Tenant will carry and maintain, at Tenant's expense, the following insurance for the Premises, in the amounts specified below on forms satisfactory to: (a) Commercial general liability insurance written on an occurrence basis including without limitation personal injury, bodily injury, broad form property damage, operations hazard, , contractual liability, with a cross liability clause and a severability of interests clause to cover

PRIORITY FULFILLMENT SERVICES, INC./2255 W. CHEYENNE AVE – Page 16 126965.00088.126059897.11 Tenant's indemnity obligations in this Lease, and products and completed operations liability, in limits not less than $1,000,000 inclusive per occurrence and $2,000,000 per location annual aggregate; (b) Insurance covering (1) Tenant’s interest in the Premises, including, all of Tenant’s furniture and fixtures, machinery, equipment, stock and any other personal property owned and used in Tenant’s business and found in, on or about the Project, and any leasehold improvements to the Premises in excess of any initial build-out of the Premises by the Landlord and Alterations, in an amount not less than the applicable replacement cost, and (2) all work incorporated in the Building and all materials and equipment in or about the Premises as a result of Tenant’s performance of any repairs or Alterations at or to the Premises, it being understood that no lack or inadequacy of insurance by Tenant shall in any event make Landlord subject to any claim by virtue of any theft of or loss or damage to any uninsured or inadequately insured property. Insurance forms will provide coverage on an open perils basis insuring against “all risks of direct physical loss.” All policy proceeds will be used for the repair or replacement of the Premises, or the property damaged or destroyed, however, if this Lease ceases under the provisions of Article XIX, Tenant will be entitled to any proceeds resulting from damage to Tenant’s furniture and fixtures, machinery and equipment, stock and any other personal property; (c) Worker’s compensation insurance insuring against and satisfying Tenant’s obligations and liabilities under the worker’s compensation laws of the state in which the Premises are located, including employer’s liability insurance in the limit of $1,000,000 each accident; $1,000,000 each employee; $1,000,000 aggregate. Such insurance shall include waiver of subrogation rights in favor of Landlord and Landlord’s management company; (d) If Tenant operates owned, hired, or non-owned vehicles on the Project, commercial automobile liability will be carried at a limit of liability not less than $1,000,000 combined for bodily injury and property damage; (e) Umbrella liability insurance in excess of and not more restrictive than the underlying coverage listed in paragraphs (a), (c) and (d) above, with limits of not less than $5,000,000 per occurrence/$5,000,000 aggregate; (f) Loss of income and extra expense insurance in amounts as will reimburse Tenant for direct or indirect loss of earning attributable to all perils insured against under the ISO Causes of Loss – Special Form Coverage, or attributable to prevention of access to the Premises as a result of such perils, providing for an extended period of indemnity to be not less than twelve (12) months; (g) Any other form for forms of insurance or any changes or endorsements to the insurance required herein as Landlord, or any Mortgagee may reasonably require; provided, however, that such additional insurance shall then be customary in the Las Vegas market area. All insurance required under this Article XI shall be issued by such good and reputable insurance companies qualified to do and doing business in the state in which the Premises are located and having a rating not less than A:VIII as rated in the most current copy of Best's Insurance Report in the form customary to this locality. 11.4 Forms of the Policies. Landlord, Landlord's management company and such other parties as Landlord shall designate to Tenant who have an insurable interest in the Premises or Project shall be (i) named as additional insured with respect to the coverages provided for under Section 11.3(a), 11.3(d) and 11.3(e), and (ii) as loss payees as their interest may appear with respect to the coverage provided under Section 11.3(b), 11.3(f) and 11.3(g). Certificates of insurance together with copies of any endorsements naming Landlord, Landlord's management company, and any others specified by Landlord as additional insureds or loss payee (as the case may be) will be delivered to Landlord prior to Tenant's occupancy of the Premisesand from time to time at least thirty (30) days prior to the expiration of the term or reduction in coverage of each such policy. With respect to each insurance policy required hereunder Tenant will notify

PRIORITY FULFILLMENT SERVICES, INC./2255 W. CHEYENNE AVE – Page 17 126965.00088.126059897.11 Landlord and Landlord’s Mortgagee with at least thirty (30) days prior written notice of the termination of any such insurance policy. All policies required to be maintained by Tenant will be written as primary policies, not contributing with and not supplemental to the coverage that Landlord may carry. In the event Tenant fails to purchase and maintain any of the insurance required hereunder, Landlord reserves the right, but not the obligation, to purchase such insurance on behalf of Tenant, and at Tenant's expense, with any expenses incurred by Landlord in connection therewith being reimbursed to Landlord by Tenant within thirty (30) days of written demand thereof. 11.5 Waiver of Subrogation. Landlord and Tenant each waive and shall cause their respective insurance carriers to waive any and all rights to recover against the other or against the Agents of such other party for any loss or damage to such waiving party (including deductible amounts) arising from any cause required to be insured by such party pursuant to this Article XI. Tenant will cause its respective insurers to issue appropriate waiver of subrogation rights endorsements to all of Tenant's insurance policies carried in connection with the Project or the Premises. Tenant agrees to cause all other occupants of the Premises claiming by, under or through Tenant, to execute and deliver to Landlord and Landlord's management company such a waiver of claims and to obtain such waiver of subrogation rights endorsements. 11.6 Adequacy of Coverage. Landlord and its Agents make no representation that the limits of liability specified to be carried by Tenant pursuant to this Article XI are adequate to protect Tenant. Landlord shall not be required to carry insurance of any kind on Tenant's property or Tenant's interest in the Premises, and Tenant agrees that Tenant shall have no right to receive any proceeds from any insurance policies carried by Landlord. If Tenant believes that any of such insurance coverage is inadequate, Tenant will obtain such additional insurance coverage as Tenant deems adequate, at Tenant's sole expense. Furthermore, in no way does the insurance required herein limit the liability of Tenant assumed elsewhere in the Lease. XII. ALTERATIONS 12.1 Procedural Requirements. Tenant may, from time to time, at its expense, make such alterations, additions, or improvements (hereinafter collectively referred to as "Alterations") in and to the Premises as Tenant may reasonably consider necessary for the conduct of its business in the Premises; provided, however, that the written consent of the Landlord is first obtained with respect to any Alteration, the cost of which exceeds $50,000. Landlord's consent shall not be required for Alterations, the cost of which are less than or equal to $50,000; provided that: (a) the exterior of the Building shall not be affected; (b) the Alterations are non-structural and the structural integrity of the Building shall not be affected; (c) the Alterations are to the interior of the Premises and no part of the Building (including the roof) outside of the Premises shall be affected; (d) the proper functioning of the mechanical, electrical, sanitary and other service systems of the Building shall not be affected and the usage of such systems by Tenant shall not be increased; (e) the contractor performing the Alterations carries Commercial General Liability, Auto liability, Worker's Compensation and Employer's Liability insurance satisfying industry standardsand requirements for such contractor related to the nature of the services being provided, as evidenced by a certificate of insurance provided to Landlord; (f) the Alterations do not require the issuance of a building permit and (g) before proceeding with any Alterations, Tenant shall submit to Landlord for Landlord's approval, plans and specifications for the work to be done and Tenant shall not proceed with such work until Tenant has received said approval. Tenant shall obtain and deliver to Landlord (if so requested) either (i) a performance bond and a labor and materials payment bond (issued by a corporate surety licensed to do business in the state in which the Project is located) each in an amount equal to one hundred twenty-five percent (125%) of the estimated cost of the Alterations and in form satisfactory to Landlord, or (ii) such other security as shall be reasonably satisfactory to Landlord: provided, that Landlord shall consider Tenant’s reputation and financial capabilities in determining what is reasonable hereunder. 12.2 Performance of Alterations. Tenant, at its expense, shall obtain all necessary governmental permits and certificates for the commencement and prosecution of Alterations and for the final approval thereof upon completion, and shall cause the Alterations to be performed in compliance therewith and in compliance with all applicable laws and requirements of public authorities, including without limitation, Titles

PRIORITY FULFILLMENT SERVICES, INC./2255 W. CHEYENNE AVE – Page 18 126965.00088.126059897.11 I and III of the ADA, the OSHA General Industry Standard (29 C.F.R. Section 1910.1001, et seq.) and the OSHA Construction Standard (29 C.F.R. Section 1926.1001, et seq.), all entities holding Mortgages on the Building and with Landlord's rules and regulations or any other reasonable restrictions Landlord may impose on the Alterations. Tenant shall not commence any Alterations without having first demonstrated, to Landlord's satisfaction, that all such permits and certificates have been obtained. The Alterations shall be diligently performed in a good and workmanlike manner, using new materials and equipment at least equal in quality and class to the standards for the Building established by Landlord. Alterations shall be performed by contractors first approved by Landlord, which approval shall not be unreasonably withheld, and Tenant's Agents shall work in harmony, and not interfere with, Landlord and its Agents or with any other tenants or occupants of the Building. Tenant shall, and hereby does, to the fullest extent allowed by law, indemnify, defend, and hold Landlord harmless from any and all third party claims, damages or losses, of any nature (including reasonable fees of attorneys of Landlord's choosing), suffered by Landlord, whether directly or indirectly, as a result of, or due to, or arising from, the performance of any Alterations by, or on behalf of, Tenant. Alterations shall be performed in such manner so as to not unreasonably interfere with or delay and so as not to impose any additional expense upon Landlord in the construction, maintenance, repair or operation of the Building; and if any such expense is incurred by Landlord, Tenant shall pay the same upon demand. Tenant acknowledges that if any Alterations commenced or performed in violation of any provision of this Article XII shall cause Landlord irreparable injury, Landlord shall have the right to enjoin any such violations by injunction or other equitable relief. 12.3 Lien Prohibition. Tenant shall not permit any mechanics' or materialmens' liens to attach to the Premises, the Building, or the Project, Tenant's leasehold estate or any of them. Tenant shall and hereby does defend, indemnify, and hold Landlord harmless from and against any and all mechanics' and other liens and encumbrances filed in connection with Alterations or any other work, labor, services, or materials done for or supplied to Tenant, or any person claiming through or under Tenant, including, without limitation, security interests in any materials, fixtures or articles installed in and constituting a part of the Premises and against all costs, expenses, and liabilities (including reasonable fees of attorneys of Landlord's choosing) incurred in connection with any such lien or encumbrance or any action or proceeding brought thereon. Tenant, at its expense, shall procure the satisfaction or discharge of record of all such liens and encumbrances within thirty (30) days after receipt of written notice of the filing thereof. In the event Tenant has not so performed, Landlord may, at its option, pay and discharge such liens and Tenant shall be responsible to reimburse Landlord for all costs and expenses incurred in connection therewith, together with interest thereon at the Interest Rate set forth in Section 1.13 above, which expenses shall include reasonable fees of attorneys of Landlord's choosing, and any costs in posting bond to effect discharge or release of the lien as an encumbrance against the Premises, the Building, or the Project, Tenant's leasehold estate or any of them. XIII. LANDLORD'S AND TENANT'S PROPERTY 13.1 Landlord's Property. All fixtures, machinery, equipment, improvements and appurtenances affixed or attached to the Premises after the Commencement Date, whether or not placed there by, or at the expense of, Tenant, and without the approval of Landlord, shall be and remain a part of the Premises and shall be deemed the property of Landlord (the "Landlord's Property"), without compensation or credit to Tenant. Landlord’s Property shall not be removed by Tenant, unless otherwise agreed upon by the parties prior to expiration of this Lease or pursuant to Article 12. Tenant shall, on or before the Expiration Date or earlier termination of this Lease, remove any items designated for removal, if any, repair any damage to the Premises or Building as a result of such installation or removal, and restore the Premises to the condition existing as of the Commencement Date, normal wear and tear excepted. Further, any personal property of Landlord in the Premises on the Commencement Date, unless installed and paid for by Tenant, shall be and shall remain the property of the Landlord and shall not be removed by Tenant. Any flooring in the Premises during the Term shall be and remain the property of Landlord and shall not be removed or replaced without the prior written consent and approval by Landlord. 13.2 Tenant's Property. All business and trade fixtures, machinery and equipment, communications equipment and office equipment, whether or not attached to, or built into, the Premises, which are installed in the Premises by, or for the account of, Tenant without expense to Landlord and which

PRIORITY FULFILLMENT SERVICES, INC./2255 W. CHEYENNE AVE – Page 19 126965.00088.126059897.11 can be removed without structural damage to the Building, and all furniture, furnishings and other articles of movable personal property owned by Tenant and located in the Premises shall be and shall remain the property of Tenant (the "Tenant's Property") and may be removed by Tenant at any time during the Term, provided no Tenant Event of Default exists hereunder beyond the applicable notice and cure period. In the event Tenant's Property is so removed, Tenant shall repair or pay the cost of repairing any damage to the Premises or to the Building resulting from the installation and/or removal thereof and restore the Premises to the condition existing as of the Commencement Date, normal wear and tear expected. For the purpose of this Lease and for clarity between the parties, Landlord shall not permit any liens or encumberances to attach to the personal property, inventory or assets of the clients of Tenant which may be stored in or upon the Premises, the Building, or the Project and Landlord shall have no right or interest therein. 13.3 Removal of Tenant's Property. At or before the Expiration Date, or the date of any earlier termination hereof, Tenant, at its expense, shall remove from the Premises all of Tenant's Property, and Tenant shall repair any damage to the Premises or the Building resulting from any installation and/or removal of Tenant's Property and restore the Premises to the condition existing as of the Commencement Date, normal wear and tear expected. Any items of Tenant's Property which shall remain in the Premises after the Expiration Date, or following an earlier termination date, may, at the option of Landlord, be deemed to have been abandoned, and in such case, such items may be retained by Landlord as its property or be disposed of by Landlord, without accountability, in such manner as Landlord shall determine, at Tenant's expense.. XIV. REPAIRS AND MAINTENANCE 14.1 Tenant Repairs and Maintenance. Except with respect to Landlord's obligations set forth in Section 14.2 below, Tenant, at its sole cost and expense, throughout the Term of this Lease, shall take good care of the Premises, including, without limitation, all areas, improvements and systems exclusively serving the Premises, including, without limitation, dock and loading areas, truck doors, plumbing, water and sewer lines up to points of common connection, entries, doors, ceilings, windows, interior walls, and interior side of demising walls, and HVAC systems, and shall keep the same in good, working order as received, condition and repair, and shall make and perform all routine maintenance thereof, including janitorial maintenance, and all necessary repairs, ordinary and extraordinary, foreseen and unforeseen, of every nature, kind and description. All repairs made by Tenant shall be at least the quality and cost of the original work and shall be made by Tenant in accordance with all laws, ordinances and regulations whether heretofore and hereafter enacted. The necessity for or adequacy of maintenance and repairs shall be measured by the standards which are appropriate for improvements of similar construction and class as the Premises, provided that Tenant shall in any event make all repairs necessary to avoid any damage or injury to the improvements. Throughout the Term of this Lease, Tenant will maintain (a) a maintenance contract for servicing of the HVAC system with a servicer reasonably acceptable to Landlord, and (b) maintenance logs on site and will cause the maintenance contractor engaged in the maintenance of the Premises (at the time maintenance contractor performs such maintenance) to make timely and detailed entries in those logs so that the logs at all times accurately reflect the maintenance activity performed with respect to the Premises and its Building systems. Landlord's representatives may inspect and copy those logs at any reasonable time after reasonable notice has been given to Tenant. Landlord will have the right to cause the maintenance of the Premises to be reviewed and the Premises inspected annually (or more frequently if Landlord determines that it is prudent to do so) by a qualified engineer or property manager consultant of Landlord's choosing, to determine whether Tenant is maintaining the Premises in accordance with this Section 14.1 and, if it is determined that Tenant has not maintained the Premises as herein required, Tenant will reimburse Landlord for the cost of repairing the Premises and for the fees and expenses of such engineer or consultant within thirty (30) days after Landlord's demand. Tenant will cooperate with the engineer or consultant in its performance of such review and inspection. Except with respect to the maintenance contract for the servicing of the HVAC system, Tenant may fulfill its maintenance and repair obligations under this Section 14.1 at its option either through the use of its employees or through the use of Agents. Notwithstanding the above, Landlord may enter into a master service agreement for HVAC maintenance with respect to the Project and Tenant shall pay its Proportionate Share of such cost in accordance with the provisions of Article IV.

PRIORITY FULFILLMENT SERVICES, INC./2255 W. CHEYENNE AVE – Page 20 126965.00088.126059897.11 14.2 Landlord Repairs. Landlord shall keep in good repair (i) the structural portions of the foundation and exterior and load-bearing walls (exclusive of all glass and all exterior doors) of the Building; (ii) the roof of the Building; and (iii) the Common Areas of the Project (including mechanical rooms), including the parking lots, landscaping and underground utility and sewer pipes outside the exterior walls of the Building, if any. All such repairs shall be at Landlord's sole cost and expense, except that the reasonable cost of such items shall be a Basic Cost to the extent permitted by the provisions of Article IV. Notwithstanding the foregoing, the cost of repairs referenced in this Section 14.2 rendered necessary by the negligence or willful misconduct of Tenant or Tenant's Agents or as a result of Tenant's failure to use the Premises in accordance with the terms of Article V of this Lease (which shall be reasonably evidenced and documented), shall be reimbursed by Tenant to Landlord within thirty (30) days of Landlord's written demand. resulting from such failure to repair or maintain as provided hereunder or due to a defect. Notwithstanding the foregoing, the reasonable cost of repairs referenced in this Section 14.2 and Section 14.1, which are paid by Tenant and are the result of the negligence or willful misconduct of Landlord or Landlord’s Agents, shall be reimbursed by Landlord to Tenant within thirty (30) days of Tenant’s written demand therefor (together with invoices or such other reasonable evidence of costs incurred). If Landlord fails to timely satisfy any obligation of Landlord under this Lease, to repair and maintain the Property as required under this Lease, Tenant shall notify Landlord in writing thereof and Landlord shall commence such repair and/or maintenance work within thirty (30) days after receipt of such written notice, diligently pursue the same, and complete the same within sixty (60) days after receipt of such written notice, except in cases where there is an immediate threat of material and substantial property damage or immediate threat of bodily injury, in which case the notice and cure period of time shall be immediate or as is reasonable under the circumstances. If Landlord fails to timely commence, diligently pursue, and complete the same (as set forth in the prior sentence), subject to delays resulting from events of Force Majeure, then Tenant, at its election, may undertake such repair or maintenance work on Landlord’s behalf and is hereby granted such access rights as are reasonably necessary to conduct such work and in no event shall Tenant be limited in taking all actions necessary in the event of an emergency which threatens life or where there is imminent danger to any property whether that of the Premises, Landlord Property,Tenant Property or client property of the Tenant. In any such event, Landlord agrees to pay Tenant, within thirty (30) days of receipt of Tenant’s invoice accompanied by copies of receipts or other evidence of such costs, all reasonable, actual costs incurred by Tenant in performing such work on Landlord’s behalf, including interest thereon at a rate equal to ten percent (10%) per annum (the “Lease Interest Rate”). If Landlord does not timely and fully reimburse Tenant, then Tenant shall have the option, at its sole discretion, of offsetting up to fifty percent (50%) of Tenant’s monthly Basic Rent, until such time as Tenant has been completely reimbursed for the invoiced costs, plus interest thereon at the Lease Interest Rate. If Landlord disputes any offsets reasonably asserted by Tenant, then Landlord shall have the right to bring an equitable action enjoining such offset, requiring payment or otherwise, but the reasonable exercise of such offset rights by Tenant shall not by itself, constitute a default. Tenant’s right to perform repair and maintenance work pursuant to this Section 9.1.3 shall not be deemed to create any obligation on the part of Tenant to do so, and shall not in any way limit Tenant’s remedies under this Lease. Tenant shall indemnify and defend the Landlord from and against all claims in connection with or arising out of Tenant’s negligence or wilful misconduct in the cure of or attempt to cure any failure of Landlord to repair or maintain the Property as provided herein. 14.3 Tenant Equipment. Tenant shall not place a load upon any floor of the Premises which exceeds four thousand pounds per square inch (4,000 lbs/sq.in.) or which is allowed by law. Tenant will use the Premises in a careful, safe and proper manner, in compliance with all laws and will not commit waste, overload the floor or structure of the Premises beyond the capabilities and specifications existing for the Building (including the Slab Specifications set forth in Exhibit C, Attachment 1), or subject the Premises to use that damage the Premises, normal wear and tear, insured casualty and condemnation excepted. Business machines and mechanical equipment belonging to Tenant which cause noise or vibrations that may be transmitted to the structure of the Building or to the Premises to such a degree as to be objectionable to Landlord shall, at the Tenant's expense, be placed and maintained by Tenant in settings of cork, rubber or spring-type vibration eliminators sufficient to eliminate such noise or vibration.

PRIORITY FULFILLMENT SERVICES, INC./2255 W. CHEYENNE AVE – Page 21 126965.00088.126059897.11 XV. UTILITIES 15.1 Utilities. Tenant shall, as part of the Additional Rent, pay Tenant's Proportionate Share of all utility charges including, but not limited to, gas, propane, electricity, and water and sewer used and consumed by Tenant, its employees, agents, servants, customers, and other invitees in the Premises that were not originally separately metered for the Premises or are not subsequently separately metered as hereinafter provided. Landlord shall have the right to direct Tenant, at Tenant's sole and reasonable cost and expense, to cause a meter or sub-meter to be installed with respect to any utility service provided to the Premises upon a determination by Landlord that Tenant is using an extraordinary amount of such utility. For any utility service provided to the Premises, which is separately metered or sub-metered, Tenant shall pay all costs for such utility service directly from the utility or municipality providing such service and pay for such service when payment therefor is due and Tenant shall be solely responsible for the repair and maintenance of any such meters or sub-meters. Tenant shall also provide for cleaning and extermination services, and shall pay for such services when payments therefor are due. 15.2 Use of Electrical Energy by Tenant. Tenant's use of electrical energy in the Premises shall not, at any time, exceed the capacity of (i) any of the electrical conductors and equipment in or otherwise serving the Premises; or (ii) the Building's HVAC system. In order to ensure that such capacity is not exceeded and to avert possible adverse effects upon the Building's electric service, Tenant shall not, without Landlord's prior written consent in each instance, make any material alteration or addition to the electrical system of the Premises existing as of the Commencement Date. XVI. INVOLUNTARY CESSATION OF SERVICES Landlord reserves the right, without any liability to Tenant and without affecting Tenant's covenants and obligations hereunder, to stop service of the heating, air conditioning, electric, sanitary, elevator, or other Building systems serving the Premises, or to stop any other services required by Landlord under this Lease, whenever and for so long as may be necessary, by reason of (i) accidents, emergencies, strikes, or the making of repairs or changes which Landlord in good faith deems necessary, or (ii) any other cause beyond Landlord's reasonable control. Further, it is also understood and agreed that Landlord shall have no liability or responsibility for a cessation of services to the Premises or in the Building which occurs as a result of causes beyond Landlord's control. No such interruption of service shall be deemed an eviction or disturbance of Tenant's use and possession of the Premises or any part thereof, or render Landlord liable to Tenant for damages, or relieve Tenant from performance of Tenant's obligations under this Lease including the obligation to pay Rent. Notwithstanding the foregoing, if Tenant is prevented from using, and does not use, the Premises or a substantial portion thereof as a result of any negligent failure by Landlord to provide utility services to the Premises which Landlord is obligated to provide pursuant to this Lease, and such failure was not caused directly or indirectly by the negligence or willful misconduct of Tenant, its employees, agents or visitors, guests, invitees or licensees (an “Abatement Event”), then Tenant shall give written notice of sucy Abatement Event to Landlord. If the Abatement Event continues for five (5) consecutive business days (the “Abatement Period”) after Landlord’s receipt of Tenant’s written notice of the Abatement Event, then Basic Rent shall be abated on a day-for-day bases after expiration of the Abatement Period, for such time following expiration of the Abatement Period that Tenant continues (as a result of the Abatement Event) to be so prevented from using, and does not use, the Premises or a substantial portion thereof, in the proportion that the rentable area of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total rentable area of the Premises. XVII. LANDLORD'S RIGHTS OF ACCESS Landlord and its Agents shall have the right to enter and/or pass through the Premises at any time or times, upon no less than two (2) business days’ prior Notice in accordance with Section 26.2 (or without notice in case of an emergency) and provided that Landlord shall use commercially reasonable efforts not to materially adversely impact Tenant’s business and operation at the Premises or as otherwise set forth herein: (a) to examine the Premises and to show them to actual and prospective Mortgagees, or prospective purchasers or Mortgagees of the Building; and (b) to make such repairs, alterations, additions and improvements in or to the Premises and/or in or to the Building or its facilities and equipment as Landlord

PRIORITY FULFILLMENT SERVICES, INC./2255 W. CHEYENNE AVE – Page 22 126965.00088.126059897.11 is required or desires to make. Landlord shall be allowed to take all materials into and upon the Premises that may be required in connection therewith, without any reduction of Tenant's covenants and obligations hereunder; provided, that Landlord (and its agents) shall use commercially reasonable efforts not to materially adversely impact Tenant’s business and operation (and the parties shall cooperate in good faith to identify, in advance, the time period during which Landlord will conduct such scheduled maintenance and/or repairs. Landlord shall be liable for the acts or omission of its agents, including any damage caused by such agents and/or any resulting personal injury thereof or therefrom. During the period of twelve (12) months prior to the Expiration Date (or at any time, if Tenant has vacated or abandoned the Premises), Landlord and its Agents may exhibit the Premises to prospective tenants upon not less than two (2) business days prior notice. Notwithstanding any provision set forth herein to the contrary, Landlord shall have the right to provide notice pursuant to this Article XVII by email. XVIII. LIABILITY AND INDEMNIFICATION OF LANDLORD 18.1 Indemnification. Except to the extent caused by the gross negligence or willful misconduct of Landlord or its Agents, Tenant will neither hold nor attempt to hold Landlord, its Agents or Mortgagee liable for, and Tenant will, to the fullest extent allowed by law, indemnify, hold harmless and defend (with counsel reasonably acceptable to Landlord) Landlord, its Agents and Mortgagee, from and against any damage to property and any injury to or death of persons (and any and all resulting or related demands, claims, causes of action, fines, penalties, liabilities, judgments, and expenses, including, without limitation, reasonable attorneys' fees and court costs) occurring inside the Premises, or occurring in or about the Premises or Project in connection with or arising from (i) the use or occupancy or manner of use or occupancy of the Premises by Tenant or its Agents; (ii) any activity, work or thing done, permitted or suffered by Tenant or its Agents in or about the Premises or the Project; (iii) any acts, omissions or negligence of Tenant or its Agents; and (iv) any breach, violation or nonperformance by Tenant or its Agents of any term, covenant or provision of this Lease or any law, ordinance or governmental requirement of any kind. 18.2 Waiver and Release. Except to the extent caused by the gross negligence or willful misconduct of Landlord, Tenant, to the fullest extent allowed by law, covenants and agrees that Landlord, its Agents and Mortgagee will not at any time or to any extent whatsoever be liable, responsible or in any way accountable for any loss, injury, death or damage (including consequential damages) to persons, property or Tenant's business occasioned by (i) any acts or omissions, including theft, of or by any other tenant, occupant or visitor of the Project; or (iii) any injury or damage to persons or property resulting from any casualty, unknown fire, explosion, falling plaster or other masonry or glass, steam, gas, electricity, electrical or electronic emanations or disturbance, water, snow or rain which may leak from any part of the Building or any other portion of the Project or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place, or resulting from dampness. 18.3 Survival. The covenants, agreements and indemnification obligations under this Article XVIII will survive the expiration or earlier termination of this Lease until fully paid and/or performed by Tenant. Interest on surviving payment obligations will continue to accrue at the rates states herein until fully paid. Tenant's covenants, agreements and indemnification obligations are not intended to and will not relieve any insurance carrier of its obligations under policies required to be carried by Tenant pursuant to the provisions of this Lease. XIX. DAMAGE OR DESTRUCTION 19.1 Damage to the Premises. If the Premises or the Building shall be damaged by fire or other insured cause, Landlord shall diligently and as soon as practicable after such damage occurs (taking into account the time necessary to effect a satisfactory settlement with any insurance company involved) repair such damage that is Landlord's responsibility to repair at the expense of Landlord; provided, however, that Landlord's obligation to repair such damage shall not exceed the proceeds of insurance available to Landlord (reduced by any proceeds retained pursuant to the rights of Mortgagee). Notwithstanding the foregoing, if the Premises or the Building are damaged by fire or other insured cause to such an extent that,

PRIORITY FULFILLMENT SERVICES, INC./2255 W. CHEYENNE AVE – Page 23 126965.00088.126059897.11 in Landlord's experienced contractor’s reasonable judgment, the damage cannot be substantially repaired within two hundred seventy (270) days after the date of such damage, or if the Premises are substantially damaged during the last Lease Year, then: (i) Landlord may terminate this Lease as of the date of such damage by written notice to Tenant; or (ii) Tenant may terminate this Lease as of the date of such damage by written notice to Landlord within ten (10) days after (a) Landlord's delivery of a notice that the repairs cannot be made within such 270-day period (Landlord shall use reasonable efforts to deliver to Tenant such notice within sixty (60) days of the date of such damage or casualty); or (b) the date of damage, in the event the damage occurs during the last year of the Lease. If Landlord commences repairs in accordance with this Section 19.1 and, despite its commercially reasonable efforts, is unable to substantially complete such repairs for any reason other than as a result of Tenant’s actions or other force majeure delays, within two hundred seventy (270) days after commencement of such work, then either party shall have the right, upon ten (10) days written notice to the other party, to terminate this Lease as of the date of such damage. Rent shall be apportioned and paid to the date of such damage. During the period that Tenant is deprived of the use of the damaged portion of the Premises, Basic Rent and Tenant's Proportionate Share shall be reduced by the ratio that the Rentable Square Footage of the Premises damaged bears to the total Rentable Square Footage of the Premises before such damage. All injury or damage to the Premises or the Building resulting from the gross negligence or willful misconduct of Tenant or its Agents shall be repaired by Landlord, at Tenant's expense, and Rent shall not abate nor shall Tenant be entitled to terminate the Lease. Notwithstanding anything herein to the contrary, Landlord shall not be required to rebuild, replace, or repair any Alterations, Tenant's Property or other specialized Tenant improvements as reasonably determined by Landlord. 19.2 Condemnation. If any of the Premises, 20% or more of the Building or 30% or more of the Land shall be taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including, without limitation, sale under threat of such a taking), then the Term shall cease and terminate as of the date when title vests in such governmental or quasi-governmental authority, and Rent shall be prorated to the date when title vests in such governmental or quasi- governmental authority. If less than (20%) of the Building (none of which is within the Premises) and less than 30% of the Land is taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including, without limitation, sale under threat of such a taking), this Lease shall continue to the extent that such taking or quasi-taking does not materially adversely interfere or impair Tenant’s use of the Premises, and subject to the Basic Rent and Tenant’s Proportionate Share of the Additional Rent, payable hereunder during the remainder of the Term shall be proportionately reduced. Tenant shall have no claim against Landlord (or otherwise) as a result of such taking, and Tenant hereby agrees to make no claim against the condemning authority for any portion of the amount that may be awarded as compensation or damages as a result of such taking; provided, however, that Tenant may, to the extent allowed by law, claim an award for moving expenses and for the taking of any of Tenant's Property (other than its leasehold interest in the Premises) which does not, under the terms of this Lease, become the property of Landlord at the termination hereof, as long as such claim is separate and distinct from any claim of Landlord and does not diminish Landlord's award. Tenant hereby assigns to Landlord any right and interest it may have in any award for its leasehold interest in the Premises. XX. SURRENDER AND HOLDOVER On the Expiration Date, or upon any earlier termination of this Lease, or upon any re-entry by Landlord upon the Premises as allowed under the terms of the Lease, Tenant shall quit and surrender the Premises to Landlord "broom-clean" and in good order, condition and repair, except for ordinary wear and tear and such damage or destruction as Landlord is required to repair or restore under this Lease, and Tenant shall remove all of the Tenant's Property therefrom, except as otherwise expressly provided in this Lease. In the event that Tenant shall not immediately surrender the Premises to Landlord on the Expiration Date or earlier termination of this Lease, Tenant shall be deemed to be a tenant-at-sufferance pursuant to the terms and provisions of this Lease, except the daily Basic Rent shall be one hundred fifty percent (150%) the daily Basic Rent in effect on the Expiration Date or earlier termination of this Lease (computed on the basis of a thirty (30) day month). Notwithstanding the foregoing, if Tenant shall hold over after the Expiration Date or earlier termination of this Lease, and Landlord shall desire to regain possession of the Premises, then Landlord may forthwith re-enter and take possession of the Premises without process, or

PRIORITY FULFILLMENT SERVICES, INC./2255 W. CHEYENNE AVE – Page 24 126965.00088.126059897.11 by any legal process provided under applicable state law. If Landlord is unable to deliver possession of the Premises to a new tenant, or to perform improvements for a new tenant, as a result of Tenant's holdover, Tenant shall be liable to Landlord for all damages, including, without limitation, special or consequential damages, that Landlord suffers from the holdover; provided, however, that, upon request of Tenant, Landlord agrees to notify Tenant if Landlord is in negotiations with a new tenant for all or a portion of the Premises. XXI. DEFAULT OF TENANT 21.1 Events of Default. Each of the following shall constitute an Event of Default: (i) Tenant fails to pay Rent within three (3) days after notice from Landlord; provided that no such notice shall be required if at least two such notices shall have been given during the previous twelve (12) months; (ii) Tenant fails to observe or perform any other term, condition or covenant herein binding upon or obligating Tenant within ten (10) days after notice from Landlord; provided, however, that if such failure cannot reasonably be cured within said ten (10)-day period, then the period to cure the default shall be extended for up to an additional twenty (20) days; provided Tenant has commenced to cure the default within the ten (10)-day period and diligently pursues such cure to completion (notwithstanding the foregoing, if Landlord provides Tenant with notice of Tenant's failure to observe or perform any term, condition or covenant under this Subsection (ii) on two (2) or more occasions during any twelve (12) month period, then Tenant's subsequent violation shall, at Landlord's option, be deemed an Event of Default immediately upon the occurrence of such failure, regardless of whether Landlord provides Tenant notice, or Tenant has commenced the cure of the same); (iii) Tenant fails to execute and return a subordination and non-distrubance agreement or estoppel within the time periods provided for in Article VII or Article XXIII; (iv) Tenant or any Guarantor makes or consents to a general assignment for the benefit of creditors or a common law composition of creditors, or a receiver of the Premises for all or substantially all of Tenant's or Guarantor's assets is appointed, or Tenant or Guarantor hereafter files a voluntary petition in any bankruptcy or insolvency proceeding, or an involuntary petition in any bankruptcy or insolvency proceeding is filed against Tenant or Guarantor and is not discharged by Tenant or Guarantor within sixty (60) days; or (v) Tenant fails to immediately remedy or discontinue any hazardous conditions which Tenant has created or permitted in violation of law or of this Lease. Any notice periods provided for under this Section 21.1 shall run concurrently with any statutory notice periods and any notice given hereunder may be given simultaneously with or incorporated into any such statutory notice. 21.2 Landlord's Remedies. Subject to Section 21.3, upon the occurrence of an Event of Default and expiration of the applicable notice and cure period, Landlord, at its option, without further notice or demand to Tenant, may, in addition to all other rights and remedies provided in this Lease, at law or in equity, elect one or more of the following remedies: (a) Terminate this Lease, or terminate Tenant's right of possession to the Premises without terminating this Lease, and with or without reentering and repossessing the Premises. Upon any termination of this Lease, or upon any termination of Tenant's right of possession without termination of this Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord. If Tenant fails to surrender possession and vacate the Premises, Landlord and its Agents shall have full and free license to enter into and upon the Premises with or without process of law for the purpose of repossessing the Premises, removing Tenant and removing, storing or disposing of any and all Alterations, signs, personal property, equipment and other property therefrom. Landlord may take these actions without (i) being deemed guilty of trespass, eviction or forcible entry or detainer, (ii) incurring any liability for any damage resulting therefrom, (iii) terminating this Lease (unless Landlord intends to do so), (iv) releasing Tenant or any guarantor, in whole or in part, from any obligation under this Lease or any guaranty thereof, including, without limitation, the obligation to pay Rent or Damages (as defined herein) or (v) relinquishing any other right given to Landlord hereunder or by operation of law; (b) Recover unpaid Rent, whether accruing prior to, on or after the date of termination of this Lease or Tenant's right of possession and/or pursuant to the holdover provisions of Article XX, Rental Deficiency (as defined herein) and/or any Damages (as defined herein). "Rental

PRIORITY FULFILLMENT SERVICES, INC./2255 W. CHEYENNE AVE – Page 25 126965.00088.126059897.11 Deficiency" is defined as a contractual measure of damages for Tenant's non-payment of Rent measured by either the (i) "Actual Rental Deficiency", which means the difference (never less than zero) between (A) the Basic Rent due for, and other Rent allocable under this Lease to, each calendar month beginning with the first month with respect to which Landlord receives rent from reletting the Premises and (B) the proceeds, if any, that Landlord actually collects from any substitute tenant for any part of the Premises in each corresponding month in which the Term and the term of the substitute tenant's lease overlap; or (ii) "Market Rental Deficiency", which is the present value (determined using a discount rate of seven percent [7%] per annum) of the difference (never less than zero) between (A) the total Rent which would have accrued to Landlord under this Lease for the remainder of the Term of this Lease (or such portion of the Term in which Landlord elects to recover this damage measure), if the terms of this Lease had been fully complied with by Tenant, and (B) the total fair market rental value of the Premises for the remainder of the Term of the Lease (or such portion of the Term in which Landlord elects to recover this damage measure). In determining the Market Rental Deficiency, the total fair market rental value will be the prevailing market rate for full service Basic Rent for tenants of comparable quality for leases in buildings of comparable size, age, use location and quality in the marketplace in which the Project is located, taking into consideration the extent of the availability of space as large or small as the Premises in the marketplace. "Damages" shall mean all incurred actual, incidental, and consequential damages, court costs, interest and reasonable attorneys' fees arising from Tenant's breach of the Lease, including, without limitation, (i) reletting costs, including, without limitation, the cost of restoring the Premises to the original condition at the time of lease , normal wear and tear excepted (including, without limitation, cleaning, repair and remodeling costs), brokerage fees, reasonable legal fees, advertising costs and the like); (ii) Landlord's cost of recovering possession of the Premises; (iii) the cost of removing and, storing and disposing of any of Tenant's or other occupant's property left on the Premises after reentry; (iv) any increase in insurance premiums caused by the vacancy of the Premises (subject to reletting), (v) the amount of any unamortized improvements to the Premises in connection with this Lease paid for by Landlord, (vi) the amount of any unamortized brokerage commission paid by Landlord in connection with the leasing of the Premises to Tenant; (vii) costs incurred in connection with collecting any money owed by Tenant or a substitute tenant, (viii) any other sum of money or damages owed by Tenant to Landlord or incurred by Landlord as a result of or arising from, Tenant's breach of the Lease or Landlord's exercise of its rights and remedies for such breach, (ix) any contractual or liquidated type or measures of damages specified in this Lease (if any) and (x) any other type of measure of damages recoverable for any particular breach under applicable law statute, ordinance or governmental rule or regulation. Landlord may file suit to recover any sums falling due under the terms of this Section 21.2(b) from time to time. Nothing contained in this Lease shall limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above. (c) If Landlord elects to terminate Tenant's right to possession of the Premises without terminating this Lease, Tenant shall continue to be liable for all Rent and all other Damages, except to the extent otherwise provided under Section 21.3, inclusive of the offset of any reletting of the Premises or portion thereof by Landlord, and Landlord may relet the Premises, or any part thereof, to a substitute tenant or tenants, for a period of time equal to or lesser or greater than the remainder of the Term of this Lease on whatever reasonable terms and conditions Landlord, at Landlord's sole discretion, deems advisable. Notwithstanding any provision in this Section 21.2(c) to the contrary, Landlord may at (i) any time after reletting the Premises elect to exercise its rights under Section 21.2(b) for such previous breach against the Tenant; and (ii) upon the default of any substitute tenant or upon the expiration of the lease term of such substitute tenant before the expiration of the Term of this Lease, either relet to still another substitute tenant or exercise its rights under Section 21.2(b). For the purpose of such reletting Landlord is authorized to make any repairs, changes, alterations or additions in or to the Premises that may be necessary.

PRIORITY FULFILLMENT SERVICES, INC./2255 W. CHEYENNE AVE – Page 26 126965.00088.126059897.11 (d) Take any lawful self-help or judicial action, including using a master or duplicate key or changing or picking the locks and security devices, without having any civil or criminal liability therefor to (i) reenter the Premises, repossess the Premises and permanently exclude Tenant and other occupants from the Premises, and/or (ii) make such payment or do such act as Landlord determines is necessary (without obligation to do so) to cure the Event of Default or otherwise satisfy Tenant's obligations under the terms of this Lease. Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in connection with the foregoing actions, which expenses shall bear interest until paid at the Interest Rate, and that Landlord shall not be liable for any damages resulting to Tenant from such actions. (e) Withhold or suspend payment that this Lease would otherwise require Landlord to make. (f) No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute. In addition to other remedies provided in this Lease, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the covenants, agreements, conditions or provisions of this Lease, or to a decree compelling performance of any of the covenants, agreements, conditions or provisions of this Lease, or to any other remedy allowed to Landlord at law or in equity. 21.3 Mitigation of Damages. Tenant agrees that if Landlord markets the Premises in a manner substantially similar to the manner in which Landlord markets other space in the Building, then Landlord shall be deemed to have used commercially reasonable efforts to mitigate damages. Tenant shall continue to be liable for all Rent (whether accruing prior to, on or after the date of termination of this Lease or Tenant's right of possession and/or pursuant to the holdover provisions of Article XX above) and Damages, except to the extent that Tenant receives any credit against unpaid Rent under Section 21.2(b) or pleads and proves by clear and convincing evidence that Landlord fails to exercise commercially reasonable efforts to mitigate damages to the extent required under this Section 21.3 and that Landlord's failure caused an avoidable and quantifiable increase in Landlord's damages for unpaid Rent. Without limitation to the foregoing, Landlord shall not be deemed to have failed to mitigate damages, or use efforts required by law to do so, because: (i) Landlord leases other space in the Building which is vacant prior to re-letting the Premises; (ii) Landlord refuses to relet the Premises to any Related Entity of Tenant, or any principal of Tenant, or any Related Entity of such principal; (iii) Landlord refuses to relet the Premises to any person or entity whose creditworthiness is not the same or better than Tenant; (iv) Landlord refuses to relet the Premises to any person or entity because the use proposed to be made of the Premises by such prospective tenant is not warehouse or general business office use of a type and nature consistent with that of the other tenants in the portions of the Building leased or held for lease for warehouse and general business office purposes as of the date Tenant defaults under this Lease (by way of illustration, but not limitation, manufacturing facilities, government offices, consular offices, doctor's offices or medical or dental clinics or laboratories, or schools would not be uses consistent with that of other tenants in the Building), or such use would, in Landlord's reasonable judgment, impose unreasonable or excessive demands upon the Building systems, equipment or facilities; (v) Landlord refuses to relet the Premises to any person or entity, or any affiliate of such person or entity, who has been engaged in litigation with Landlord or any of its affiliates; (vi) Landlord refuses to relet the Premises because the tenant or the terms and provisions of the proposed lease are not approved by the holders of any liens or security interests in the Building, or would cause Landlord to be in default of, or to be unable to perform any of its covenants or obligations under, any agreements between Landlord and any third party; (vii) Landlord refuses to relet the Premises because the proposed tenant is unwilling to execute and deliver Landlord's standard lease form with market customary adjustments or such tenant requires improvements to the Premises to be paid at Landlord's cost and expense; (viii) Landlord refuses to relet the Premises to a person or entity whose character or reputation, or the nature of such prospective tenant's business, would not be acceptable to Landlord in its reasonable discretion; or (ix) Landlord refuses to expend any material sums of money to market the Premises in excess of the sums Landlord typically expends in connection with the marketing of other space in the Building.

PRIORITY FULFILLMENT SERVICES, INC./2255 W. CHEYENNE AVE – Page 27 126965.00088.126059897.11 21.4 No Waiver. If Landlord shall institute proceedings against Tenant and a compromise or settlement thereof shall be made, the same shall not constitute a waiver of any other covenant, condition or agreement herein contained, nor of any of Landlord's rights hereunder unless expressly stated in such settlement. No waiver by Landlord of any breach shall operate as a waiver of such covenant, condition or agreement itself, or of any subsequent breach thereof. No payment of Rent by Tenant or acceptance of Rent by Landlord shall operate as a waiver of any breach or default by Tenant under this Lease unless otherwise agreed by both parties. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Rent herein stipulated shall be deemed to be other than a payment on account of the earliest unpaid Rent, nor shall any endorsement or statement on any check or communication accompanying a check for the payment of Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue any other remedy provided in this Lease. No act, omission, reletting or re-entry by Landlord, and no acceptance by Landlord of keys from Tenant, shall be considered an acceptance of a surrender of the Lease, shall be construed as an actual or constructive eviction of Tenant, or an election on the part of Landlord to terminate this Lease unless a written notice of such intention is given to Tenant by Landlord. 21.5 Late Payment. If Tenant fails to pay any Rent within five (5) days after such Rent becomes due and payable more than twice in a given calendar year, Tenant shall pay to Landlord a late charge of 10% of the amount of such overdue Rent. Such late charge shall be deemed Rent and shall be due and payable within two (2) days after written demand from Landlord. Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which is not readily ascertainable. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by the terms of any mortgage or deed of trust covering the Premises and/or Project. Acceptance of such late charges by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amounts, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. 21.6 Waiver of Redemption. Intentionally deleted. 21.7 Landlord's Lien. Intentionally deleted. XXII. BROKER Landlord recognizes Broker(s) as the sole broker(s) procuring this Lease and shall pay Broker(s) a commission therefor pursuant to a separate agreement between Broker(s) and Landlord. Landlord and Tenant each represents and warrants to the other that it has dealt with no broker, agent, finder or other person other than Broker(s) relating to this Lease.. Landlord shall indemnify and hold Tenant harmless, and Tenant shall indemnify and hold Landlord harmless, from and against any and all loss, costs, damages or expenses (including, without limitation, all attorneys' fees and disbursements) by reason of any claim of liability to or from any broker or person arising from or out of any breach of the indemnitor's representation and warranty. XXIII. ESTOPPEL CERTIFICATES Tenant agrees, at any time and from time to time, as requested by Landlord, to execute and deliver to Landlord (and to any existing or prospective mortgage lender, ground lessor, or purchaser designated by Landlord), within ten (10) business days after the request therefor, a statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications); certifying the dates to which the Rent has been paid; stating whether or not Landlord is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default; and stating whether or not any event has occurred which, with the giving of notice or passage of time, or both, would constitute such a default, and, if so, specifying each such event. Any such statement delivered pursuant hereto shall be deemed a representation and warranty to be relied upon by Landlord and by others with whom such party may be dealing, regardless of independent investigation. Tenant also shall include in any such statements such other information concerning this

PRIORITY FULFILLMENT SERVICES, INC./2255 W. CHEYENNE AVE – Page 28 126965.00088.126059897.11 Lease as Landlord may reasonably request including, but not limited to, the amount of Basic Rent and Additional Rent under this Lease, and whether Landlord has completed all improvements to the Premises required under this Lease. If Tenant fails to execute, acknowledge or deliver any such statement within ten (10) business days after request therefor, Tenant hereby irrevocably constitutes and appoints Landlord as its attorney-in-fact (which appointment is agreed to be coupled with an interest), to execute and deliver any such statements for and on behalf of Tenant. XXIV. ENVIRONMENTAL 24.1 Hazardous Material. Except for Hazardous Materials (i) in typical amounts necessary for Tenant's ordinary business operations, and which are stored, maintained, and used in accordance with manufacturer's instructions and all applicable Environmental Requirements, (ii) which are hazardous liquids that do not exceed fifty-five (55) gallons at any given time, excluding petroleum products intended solely for Tenant's consumptive use, or (iii) which are chlorinated solvents that do not exceed one (1) gallon in aggregate quantity, Tenant shall not, nor shall it permit or cause its Agents or any other party to, bring any Hazardous Materials upon the Project and/or Premises or transport, store, use, generate, manufacture, dispose, or release any Hazardous Materials on or from the Project and/or Premises without Landlord's prior written consent. Any Hazardous Material permitted on the Project and/or Premises as provided herein, and all containers therefor, shall be used, kept, stored and disposed of in a manner that complies with all Environmental Requirements. Title to Hazardous Materials will remain and be stored or disposed of solely in Tenant's name. Tenant shall not release, discharge, leak or emit or permit to be released, discharged, leaked or emitted, any material into the atmosphere, ground, ground water, surface water, storm or sanitary sewer system or any body of water, any Hazardous Material or any other material (as is reasonably determined by Landlord or any governmental authority) which may pollute or contaminate the same or may adversely affect (a) the health, welfare or safety of persons, or (b) the condition, use or enjoyment of the Project and/or Premises, or any other real or personal property. Tenant shall complete and certify in disclosure statements as requested by Landlord from time to time relating to Tenant's transportation, storage, use, generation, manufacture, or release of Hazardous Materials on the Project and/or Premises, but no more than once per Lease Year, as required by law, or unless Landlord has reasonable grounds for such request based on a legitimate concern. Landlord hereby represents and warrants to Tenant that, as of the Date of Lease, to Landlord’s knowledge there are no Hazardous Materials within the Premises and Landlord has received no notices of any violations of the Environmental Requirements. Simultaneously with execution of this Lease, Tenant shall execute and deliver to Landlord the Hazardous Materials Survey attached hereto as Exhibit G, which is attached hereto and incorporated herein by this reference. 24.2 Definition. As used herein, "Environmental Requirement" means all federal, state, and local laws, ordinances, rules and regulations, court orders, governmental directives, governmental orders and all interpretations of the foregoing, and all restrictive covenants affecting the Project and/or Premises regulating or relating to health, safety, or environmental conditions at, on, in, under, or about the Project and/or Premises or the environment or natural resources, including the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; the Clean Air Act; the Clean Water Act; the Toxic Substances Control Act and all state and local counterparts thereto, and any common or civil law obligations including nuisance or trespass. As used herein, "Hazardous Material" means (a) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976, as amended from time to time, and regulations promulgated thereunder (or any state counterpart to the foregoing statute); (b) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, and regulations promulgated thereunder (or any state counterpart to the foregoing statute); (c) any oil, petroleum products and their by-products; (d) asbestos; (e) polychlorinated biphenyls ("PCBs"); and (f) any substance that is or becomes regulated by any Environmental Requirement. 24.3 Tenant's Liability. Tenant hereby agrees that it shall be fully liable for all costs and expense related to the use, storage and disposal of Hazardous Material kept on the Project and/or Premises, and Tenant shall give immediate notice to Landlord of any violation or potential violation of the provisions of Section 24.1 above. Tenant shall defend, indemnify and hold Landlord and its Agents harmless from and against any third party claims, demands, penalties, fines, liabilities, settlements, damages,

PRIORITY FULFILLMENT SERVICES, INC./2255 W. CHEYENNE AVE – Page 29 126965.00088.126059897.11 costs or expenses incurred (including without limitation, reasonable attorneys' and consultants' fees, court costs and litigation expense) of whatever kind or nature, known or unknown contingent or otherwise, arising out of or in any way related to (a) the presence, disposal, release or threatened release of any such Hazardous Material that is on, from or affecting the soil, water, vegetation, buildings, personal property, persons, animals or otherwise located on or around the Premises; (b) any personal injury (including wrongful death), property damage (real or personal) arising out of or related to such Hazardous Material; (c) any lawsuit brought or threatened, settlement reached or government order relating to such Hazardous Material; (d) any violation of any laws applicable thereto; (e) a decrease in value of the Project and/or Premises, (f) damages caused by loss or restriction of rentable or usable space; and (g) damages caused by adverse impact on marketing of the space. Without limitation of the foregoing, if the Tenant causes or permits the presence of any Hazardous Materials on the Project and/or Premises which results in contamination, Tenant shall promptly, at its sole expense, take any and all necessary actions to return the Project and/or Premises to the condition existing prior to the presence of any such Hazardous Material on the Project and/or Premises. Tenant shall first obtain Landlord's approval for any such remedial action. If Tenant fails to perform such work within the time period specified by Landlord or before Tenant's right to possession terminates or expires (whichever is earlier), Landlord may at its discretion perform such work at Tenant's cost. Tenant shall pay all reasonable costs incurred by Landlord in performing such work within ten (10) days after Landlord's request therefor. Such work performed by Landlord is on behalf of Tenant and Tenant remains the owner, generator, operator, transporter, and/or arranger of the Hazardous Materials under Environmental Requirements. Tenant agrees not to enter into any agreement with any person, including any governmental authority, regarding the removal of Hazardous Materials that have been disposed of or otherwise released onto or from the Project and/or Premises without the written approval of the Landlord. The provisions of this Section 24.3 shall be in addition to any other obligations and liabilities Tenant may have to Landlord under this Lease or at law or in equity and shall survive the transactions contemplated herein and shall survive the termination of this Lease. 24.4 Landlord's Liability. Landlord shall indemnify, defend and hold harmless Tenant from and against any and all claims, damages, fines, judgments, penalties, costs, liabilities, losses and reasonable attorney's fees to the extent caused by Landlord or its Agents and (i) arising out of or in connection with the existence of Hazardous Materials on the Project or Premises; or (ii) relating to any clean-up or remediation of the Project or Premises required under any applicable environmental laws. The obligations of Landlord under this Section 24.4 shall survive the Term of this Lease. 24.5 Inspections and Tests. Landlord shall have access to, and a right to perform inspections and tests of, the Project and Premises to determine Tenant's compliance with Environmental Requirements, its obligations under this Article XXIV, or the environmental condition of the Project and/or Premises. Access shall be granted to Landlord upon Landlord's prior notice to Tenant and at such times so as to minimize, so far as may be reasonable under the circumstances, any disturbance to Tenant's operations. Such inspections and tests shall be conducted at Landlord's expense, unless such inspections or tests reveal that Tenant has not complied with any Environmental Requirement, in which case Tenant shall reimburse Landlord for the reasonable cost of such inspection and tests. Landlord's receipt of or satisfaction with any environmental assessment in no way waives any rights that Landlord holds against Tenant. Tenant shall promptly notify Landlord of any communication or report that Tenant makes to any governmental authority regarding any possible violation of Environmental Requirement or release or threat of release of any Hazardous Materials onto or from the Project and/or Premises. Tenant shall, within five (5) days of receipt thereof, provide Landlord with a copy of any documents or correspondence received from any governmental agency or other party relating to a possible violation of Environmental Requirements or claim or liability associated with the release or threat of release of any Hazardous Materials onto or from the Project and/or Premises. Upon request, Tenant shall provide Landlord with an inventory of Hazardous Materials located at, on or in the Project and/or Premises and copies of any Material Safety Data Sheet in Tenant's possession required by any Environmental Requirement or related to any Hazardous Material. XXV. SIGNAGE

PRIORITY FULFILLMENT SERVICES, INC./2255 W. CHEYENNE AVE – Page 30 126965.00088.126059897.11 Except as expressly provided for in this Article XXV, no sign, advertisement or notice shall be inscribed, painted, affixed, placed or otherwise displayed by Tenant on any part of the Project or the outside or the inside of the Building to the extent visible from the exterior of the Premises, Building or Project. If any prohibited sign, advertisement or notice is nevertheless exhibited by Tenant, Landlord shall have the right to remove the same, and Tenant shall pay upon demand any and all reasonable expenses incurred by Landlord in such removal, together with interest thereon at the Interest Rate from the demand date. Subject to applicable governmental regulations, restrictions and permitting, including applicable sign ordinances, and recorded restrictions affecting the Project, Tenant shall have the right, at its sole cost and expense, to install and maintain one (1) sign on the exterior of the Premises, consistent with the signage attached hereto as Exhibit E, provided, however, that the specifications for such signage (including, without limitation, the exact size and proposed location thereof) shall be submitted to Landlord for approval prior to the installation thereof, which approval shall not be unreasonably withheld, delayed or conditioned. Landlord's approval of Tenant's proposed signage shall not constitute a representation or warranty by Landlord that such signage complies with applicable law or restrictions, and compliance therewith shall remain Tenant's sole responsibility. At or before the Expiration Date, or the date of any earlier termination of this Lease, Tenant shall remove such signage and repair any damage to the Building resulting from Tenant's installation or removal thereof, restoring the exterior of the Building where the signage was located to the condition existing as of the Commencement Date. XXVI. MISCELLANEOUS 26.1 Merger. Each party hereby expressly acknowledges and agrees that it has not made and is not making, and the other party, in executing and delivering this Lease, is not relying upon, any warranties, representations, promises, or statements, except to the extent that the same are expressly set forth in this Lease. All prior understandings and agreements between the parties are merged in this Lease (which includes the Exhibits attached hereto and made a part hereof), which alone fully and completely express the agreement of the parties. No agreement shall be effective to change, amend, modify, waive, release, discharge, terminate or effect an abandonment of this Lease, in whole or in part, unless such agreement is in writing, and is signed by the party against whom enforcement of said change or modification is sought, and any Mortgagee (to the extent the Premises is then subject to a Mortgage). 26.2 Notices. Any notice required to be given by either party pursuant to this Lease, shall be in writing and shall be deemed to have been properly given, rendered or made only if personally delivered, if sent by Federal Express (with a copy provided by email) or other comparable delivery service, or if sent by registered or certified mail, return receipt requested, postage prepaid, addressed to the other party at its address set forth in Section 1.18 or 1.19 above, as applicable, or to such other address as Landlord or Tenant may designate to each other from time to time by written notice, and shall be deemed to have been received upon the earlier of receipt or, if mailed by certified mail, three (3) days after such mailing. 26.3 Non-Waiver. The failure of either party to insist, in any one or more instances, upon the strict performance of any one or more of the obligations of this Lease, or to exercise any election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Lease or of the right to exercise such election, but the Lease shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. The receipt by Landlord of Rent with knowledge of breach by Tenant of any obligation of this Lease shall not be deemed a waiver of such breach. 26.4 Parties Bound. Except as otherwise expressly provided for in this Lease, this Lease shall be binding upon, and inure to the benefit of, the successors and assignees of the parties hereto. However, the obligations of Landlord shall not be binding upon Landlord herein named with respect to any period subsequent to the conveyance and transfer of its entire interest in the Building, as owner thereof, and in the event of such conveyance and transfer, said obligations shall thereafter be binding upon each transferee, Tenant will look to such transferee so long and Landlord has turned over the Security Deposit, or the remainder thereof, to such transferee, and Tenant waives all rights and causes of action Tenant may then have, as against the Landlord herein named. Submission of this instrument by Landlord to Tenant for examination shall not bind Landlord or Tenant in any manner, and no lease, option, agreement

PRIORITY FULFILLMENT SERVICES, INC./2255 W. CHEYENNE AVE – Page 31 126965.00088.126059897.11 to lease or other obligation of Landlord ot Tenant shall arise until the instrument is signed by, and delivered to, both Landlord and Tenant. Notwithstanding anything to the contrary in this Lease, the liability of Landlord hereunder and any recourse by Tenant against Landlord shall be limited solely and exclusively to an amount equal to the interest of Landlord in the Project, and neither Landlord, nor any of its constituent partners, shall have any personal liability therefor. 26.5 Recordation of Lease. Tenant shall not record or file this Lease in the public records of any county or state. 26.6 Survival of Obligations. Upon the Expiration Date or other termination of this Lease, neither party shall have any further obligation or liability to the other except as otherwise expressly provided in this Lease and except for such obligations as, by their nature or under the circumstances, can only be, or by the provisions of this Lease, may be, performed after such expiration or other termination; and, in any event, unless otherwise expressly provided in this Lease, any liability for any payment hereunder which shall have accrued to, or with respect to, any period ending at the time of expiration or other termination of this Lease shall survive the Expiration Date or other termination of this Lease. 26.7 Prorations. Any apportionments or prorations of Rent to be made under this Lease shall be computed on the basis of a year containing three hundred sixty (360) days, consisting of twelve (12) months of thirty (30) days each. 26.8 Governing Law; Construction. This Lease shall be governed by and construed in accordance with the laws of the state in which the Project is located. If any provision of this Lease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Lease and the application of that provision to other persons or circumstances shall not be affected but rather shall be enforced to the extent permitted by law. The captions, headings and titles in this Lease are solely for convenience of reference and shall not affect its interpretation. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. Each covenant, agreement, obligation, or other provision of this Lease on Tenant's part to be performed, shall be deemed and construed as a separate and independent covenant of Tenant, not dependent on any other provision of this Lease. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. 26.9 Time. Time is of the essence of this Lease and in the performance of all obligations hereunder. If the time for performance hereunder falls on a Saturday, Sunday or a day which is recognized as a holiday in the state in which the Project is located, then such time shall be deemed extended to the next day that is not a Saturday, Sunday or holiday in the state in which the Project is located. 26.10 Authority of Tenant. (a) If Tenant signs as a corporation, the person executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and validly existing corporation, in good standing, qualified to do business in the state in which the Project is located, that the corporation has full power and authority to enter into this Lease and that he or she is authorized to execute this Lease on behalf of the corporation. (b) If Tenant signs as a partnership or limited liability company, the person executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed, validly existing partnership or limited liability company, as applicable, qualified to do business in the applicable state, that the partnership or limited liability company, as applicable, has full power and authority to enter into this Lease, and that he or she is authorized to execute this Lease on behalf of the partnership or limited liability company, as applicable. Tenant further agrees that it shall provide Landlord with an authorization from the partnership or limited liability company, as applicable, certifying as to the above in a form acceptable to Landlord.

PRIORITY FULFILLMENT SERVICES, INC./2255 W. CHEYENNE AVE – Page 32 126965.00088.126059897.11 26.11 Security. Landlord makes no representation or warranty regarding security at the Building or the Project. If Tenant requests security services and Landlord approves such services, which approval shall not be unreasonably withheld, Tenant shall pay the cost of all such security services. 26.12 Financial Reports. Prior to the execution of this Lease by Tenant and thereafter not to exceed one submission within a given calendar year within fifteen (15) days after Landlord's request, Tenant will furnish Tenant's most recent audited financial statements (including any notes to them) to Landlord, or, if no such audited statements have been prepared, such other financial statements (and notes to them) as may have been prepared by an independent certified public accountant, or, failing those, Tenant's internally prepared financial statements, certified by Tenant; provided, however, that Tenant shall be deemed to have satisfied the obligations contained in this Section 26.12, if Tenant is a publically traded company, and such audited financial statements are publically available, at no cost to Landlord, through the U.S. Securities and Exchange Commission. 26.13 Rules and Regulations. Tenant and its Agents shall at all times abide by and observe the Rules and Regulations set forth in Exhibit B and any amendments thereto that may reasonably be promulgated from time to time by Landlord for the operation and maintenance of the Project and the Rules and Regulations shall be deemed to be covenants of the Lease to be performed and/or observed by Tenant. Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations, or the terms or provisions contained in any other lease, against any other tenant of the Project, so long as such failure to enforce the Rules and Regulations does not materially adversely affect Tenant. Landlord shall not be liable to Tenant for any violation by any party of the Rules and Regulations or the terms of any other Project lease. If there is any inconsistency between this Lease (other than Exhibit B) and the then current Rules and Regulations, this Lease shall govern. 26.14 Force Majeure. The obligations of Tenant hereunder shall not be affected, impaired or excused, and Landlord shall have no liability whatsoever to Tenant, with respect to any act, event or circumstances arising out of (a) Landlord failing to fulfill, or delaying in fulfilling any of its obligations under this Lease by reason of fire; earthquake; explosion; flood; hurricane; the elements; acts of God or the public enemy; actions, restrictions, governmental authorities (permitting or inspection), governmental regulation of the sale of materials or supplies or the transportation thereof; war; invasion; insurrection; rebellion; riots; strikes or lockouts, inability to obtain necessary materials, goods, equipment, services, utilities or labor; or any other cause whether similar or dissimilar to the foregoing; or (b) any failure or defect in the supply, quantity or character of electricity, gas, steam or water furnished to the Premises, or by reason of any requirement, act or omission of any public utility or others serving the Project, beyond Landlord's reasonable control. Tenant shall not hold Landlord liable for any latent defect in the Premises or the Building nor shall Landlord be liable for injury or damage to person or property caused by fire, or theft, or resulting from the operation of heating or air conditioning or lighting apparatus, or from falling plaster, or from steam, gas, electricity, water, rain, snow, ice, or dampness, which may leak or flow from any part of the Building, or from the pipes, appliances or plumbing work of the same. Tenant agrees that under no circumstances shall Landlord be liable to Tenant or any third party for any loss of, destruction of, damage to or shortage of any property; including, by way of illustration and not limitation, equipment, goods or merchandise, including Tenant's Property placed on the Premises or suffered to be placed thereon by Tenant, it being the intention of the parties hereto that the risk of any and all such loss, destruction, damage or shortage shall be borne by Tenant. 26.15 Waiver of Jury Trial. Landlord and Tenant each waive trial by jury in connection with proceedings or counterclaims brought by either of the parties against the other with respect to any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use or occupancy of the Premises. 26.16 Attorneys' Fees. If Tenant fails to pay any Rent or other sum due and owing under this Lease, and such sum is thereafter collected by or through an attorney at law, then, in addition to such sums, Tenant shall also pay Landlord's reasonable attorneys' fees incurred in such collection. If either Landlord or Tenant commences or engages in any legal action or proceeding against the other party (including, without limitation, litigation or arbitration) arising out of or in connection with the Lease, the Premises, or

PRIORITY FULFILLMENT SERVICES, INC./2255 W. CHEYENNE AVE – Page 33 126965.00088.126059897.11 the Project (including, without limitation (a) the enforcement or interpretation of either party's rights or obligations under this Lease (whether in contract, tort, or both) or (b) the declaration of any rights or obligations under this Lease), the prevailing party shall be entitled to recover from the losing party reasonable attorneys' fees, together with any costs and expenses, incurred in any such action or proceeding, including any reasonable attorneys' fees, costs, and expenses incurred on collection and on appeal. 26.17 Landlord's Fees. Whenever Tenant requests Landlord to take any action or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for all of Landlord's reasonable and actual costs incurred in reviewing the proposed action or consent, including, without limitation, attorneys', engineers' or architects' fees, within ten (10) days after Landlord's delivery to Tenant of a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action. 26.18 Light, Air or View Rights. Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to or in the vicinity of the Building and Project shall not affect this Lease, abate any payment owed by Tenant hereunder or otherwise impose any liability on Landlord. 26.19 Counterparts. This Lease may be executed in one or more counterparts, each of which shall constitute an original and all of which shall be one and the same agreement. 26.20 Nondisclosure of Lease Terms. Except as required by applicable laws or regulations, and only to the extent necessary to satisfy such requirement, Tenant acknowledges and agrees that the terms of this Lease are confidential and constitute proprietary information of Landlord. Disclosure of the terms could adversely affect the ability of Landlord to negotiate other leases and impair Landlord's relationship with other tenants. Accordingly, Tenant agrees that it, and its Agents shall not intentionally or voluntarily disclose the terms and conditions of this Lease to any newspaper or other publication or any other tenant or apparent prospective tenant of the Building, the Premises or the Project, without the prior written consent of Landlord, provided, however, that Tenant may disclose the terms to prospective subtenants or assignees under this Lease. 26.21 Joint and Several Obligations. If more than one person or entity executes this Lease as Tenant, their execution of this Lease will constitute their covenant and agreement that: (i) each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant; and (ii) the term "Tenant" as used in this Lease means and includes each of them jointly and severally. The act of or notice from, or the signature of any one or more of them, with respect to the tenancy of this Lease, including, but not limited to the exercise of any options hereunder, will be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted. 26.22 Anti-Terrorism. Tenant represents and warrants to and covenants with Landlord that (i) neither Tenant nor any of its owners or affiliates currently are, or shall be at any time during the term hereof, in violation of any laws relating to terrorism or money laundering (collectively, the "Anti-Terrorism Laws"), including without limitation Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, and regulations of the U.S. Treasury Department's Office of Foreign Assets Control (OFAC) related to Specially Designated Nationals and Blocked Persons (SDN's OFAC Regulations), and/or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56) (the "USA Patriot Act"); (ii) neither Tenant nor any of its owners, affiliates, investors, officers, directors, employees, vendors, subcontractors or agents is or shall be during the term hereof a "Prohibited Person" which is defined as follows: (1) a person or entity owned or controlled by, affiliated with, or acting for or on behalf of, any person or entity that is identified as an SDN on the then- most current list published by OFAC at its official website, http://www.treas.gov/offices/eotffc/ofac/sdn/t11sdn.pdf, or at any replacement website or other replacement official publication of such list, and (2) a person or entity who is identified as or affiliated with a person or entity designated as a terrorist, or associated with terrorism or money laundering pursuant to

PRIORITY FULFILLMENT SERVICES, INC./2255 W. CHEYENNE AVE – Page 34 126965.00088.126059897.11 regulations promulgated in connection with the USA Patriot Act; and (iii) Tenant has taken appropriate steps to understand its legal obligations under the Anti-Terrorism Laws and has implemented appropriate procedures to assure its continued compliance with such laws. Tenant hereby agrees to defend, indemnify, and hold harmless Landlord, its officers, directors, agents and employees, from and against any and all claims, damages, losses, risks, liabilities and expenses (including attorney's fees and costs) arising from or related to any breach of the foregoing representations, warranties and covenants. At any time and from time-to-time during the term, Tenant shall deliver to Landlord within ten (10) days after receipt of a written request therefor, a written certification or such other evidence reasonably acceptable to Landlord evidencing and confirming Tenant's compliance with this paragraph. XXVII. OPTION TO EXTEND 27.1 Grant of Option and General Terms. Provided that (i) no material adverse change has occurred in Tenant's financial condition, (ii) this Lease is in full force and effect, and (iii) no Event of Default shall exist under this Lease beyond the applicable notice and cure period, either on the date Tenant exercises its Renewal Option (as hereinafter defined) or as of the effective date of the Renewal Term (as hereinafter defined), or would exist but for the pendency of any cure periods provided under Section 21.1 herein, Tenant shall have the option to extend the term of this Lease with respect to the entire Premises for one (1) additional period (the "Renewal Option") of five (5) years (the "Renewal Term"). The Renewal Option shall be subject to all of the terms and conditions contained in this Lease except that (iv) Basic Rent payable in the first Lease Year of the Renewal Term shall be at the Market Rate, as determined pursuant to the provisions of this Article XXVII and shall increase by not less than 3% annually in each Lease Year of the Renewal Term; (v) Landlord shall have no obligation to improve the Premises; and (vi) there shall be no further option to extend the term of the Lease beyond the expiration of the Renewal Term. 27.2 Determination of Market Rate. Tenant shall send Landlord a preliminary expression of Tenant's willingness to renew this Lease no earlier than three hundred sixty-five (365) days prior to the Expiration Date of this Lease and no later than two hundred seventy (270) days prior to the Expiration Date of this Lease (the "Renewal Notice"). (a) If Tenant timely delivers the Renewal Notice, Landlord and Tenant shall negotiate in good faith to determine and mutually agree upon the Market Rate for the first Lease Year of the Renewal Term. If Landlord and Tenant are unable to agree upon the Market Rate within thirty (30) days following Tenant's delivery of the Renewal Notice (the "Negotiation Period"), as evidenced by an amendment to the Lease executed by both Landlord and Tenant, then within five (5) business days after the last day of the Negotiation Period, Tenant may, by written notice to Landlord (the "Notice of Exercise"), elect to exercise such Renewal Option by delivering the Notice of Exercise to Landlord stating that Tenant is exercising its right to extend the Term pursuant hereto. If Tenant shall fail to deliver the Notice of Exercise on or before five (5) business days after the last day of the Negotiation Period, then Tenant shall have waived any right to exercise the Renewal Option and the Lease shall expire upon the Expiration Date. (b) If Tenant timely delivers the Notice of Exercise to Landlord, Landlord and Tenant shall each simultaneously present to the other party their final determinations of the Market Rate for the Renewal Term (the "Final Offers") within ten (10) business days thereafter. If the Market Rate stated in the lower of the two (2) proposed Final Offers is not more than ten percent (10%) below the Market Rate stated in higher, then the Market Rate shall be determined by averaging the two (2) Final Offers. If the difference between the lower of the two (2) proposed Final Offers is more than ten percent (10%) below the higher, then the Market Rate shall be determined in accordance with the procedure set forth below. 27.3 Within twenty (20) days after Landlord's receipt of Tenant's Notice of Exercise, Tenant and Landlord shall each select a third party broker licensed in the State of Nevada with at least five (5) years of experience with industrial leasing in the Las Vegas market area, and the brokers selected by Landlord and Tenant shall mutually select a third broker, similarly qualified and who was not previously engaged by either Landlord or Tenant in connection with this Lease or the negotiation of Market Rate for the Renewal Term,

PRIORITY FULFILLMENT SERVICES, INC./2255 W. CHEYENNE AVE – Page 35 126965.00088.126059897.11 within five (5) days thereafter (the "Third Broker"). The Third Broker shall, after due consideration of the factors to be taken into account under the definition of Market Rate set forth above and hearing whatever evidence the Third Broker deems appropriate from Landlord and Tenant, and obtaining any other information the Third Broker deems necessary, in good faith, make its own determination of the Market Rate for the Premises as of the commencement of the Renewal Term (the "Broker's Determination") and thereafter select either Landlord's Final Offer or the Tenant's Final Offer, but no other, whichever is closest to the Broker's Determination (the "Final Determination"), such Final Determination to be made within fifteen (15) days after the appointment of the Third Broker. The Broker's Determination, Final Determination and the market information upon which such determinations are based shall be in writing and counterparts thereof shall be delivered to Landlord and Tenant within said fifteen (15) day period. The Third Broker shall have no right or ability to determine the Market Rate in any other manner. The costs and fees of the Third Broker shall be paid by Landlord if the Final Determination shall be Tenant's Final Offer or by Tenant if the Final Determination shall be Landlord's Final Offer. Notwithstanding anything to the contrary contained herein, either Landlord or Tenant may, within ten (10) days after receipt of the Final Determination, elect to reject the Final Determination, in which case Tenant's exercise of the Renewal Option shall be deemed null and void and this Lease shall expire on the Expiration Date stated herein. If any date referenced in this Article XXVII falls on a day other than a business day, such date shall be deemed to be the next following business day. Notwithstanding anything contained herein to the contrary, the Final Offers, or the Broker's Determination, the Market Rate for the first Lease Year of the Renewal Term shall not be less than 103% of the Basic Rent in the last month of the initial term of this Lease. 27.4 Personal Option. This Renewal Option is personal with respect to the Tenant named in this Lease and shall automatically terminate upon any assignment of this Lease or subletting of the Premises, other than an assignment to a Related Entity made in accordance with Section 9.4. Signature Page Immediately Follows.

SIGNATURE PAGE 126965.00088.126059897.11 IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the day and year first above written. LANDLORD: TENANT: CHEYENNE CLAYTON DRI, LLC, PRIORITY FULFILLMENT SERVICES, INC., a Delaware limited liability company a Delaware corporation By: By: Name: Name: Title: Title: Authorized Signatory